As filed with the Securities and Exchange Commission on November 30, 1999.

                                                      Registration Nos. 33-29180
                                                                        811-5823

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        POST-EFFECTIVE AMENDMENT NO. 15

                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                               AMENDMENT NO. 17

                           DOMINI SOCIAL EQUITY FUND
              (Exact Name of Registrant as Specified in Charter)

                    11 West 25th Street, New York, NY 10010
                   (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: 212-352-9200

                                 Amy L. Domini
                         Domini Social Investments LLC
                              11 West 25th Street
                              New York, NY 10010
                    (Name and Address of Agent for Service)

                                   Copy To:
                             Roger P. Joseph, Esq.
                               Bingham Dana LLP
                              150 Federal Street
                          Boston, Massachusetts 02110


It is proposed that this filing will become effective on December 1, 1999 pursuant to paragraph (b) of Rule 485.

Domini Social Index Portfolio has also executed this registration statement.

                                  Prospectus
                               December 1, 1999

                                   [PICTURE]

                           Domini Social Equity Fund/(SM)/

                                 Domini [LOGO]
                              ------------------
                              SOCIAL INVESTMENTS

                       The Responsible Index Fund/(SM)/

As with all mutual funds, the Securities and Exchange Commission has not judged whether this fund is a good investment or whether the information in this prospectus is truthful and complete. Anyone who indicates otherwise is committing a federal crime.

                               Table of Contents

The Fund at a Glance
   Investment Objective................................................................   3
   Primary Investment Strategy and
         Overview of the Social Screens Used by the Index..............................   3
   Primary Risks.......................................................................   4
   Past Performance of the Fund........................................................   5
   Fund Fees and Expenses..............................................................   7
   Structure...........................................................................   8

More About the Fund
   About Index Investing...............................................................   9
         Answers to basic questions about how index funds work,
         how index funds differ from actively managed funds,
         and an overview of the advantages they offer.

   What is the Domini 400 Social Index/(sm)/?..........................................  11
         Information about the nation's first socially screened
         index, how it was created and is maintained, and further
         details about the Fund's socially responsible investment
         criteria.

   Is the Fund an Appropriate Investment for Me?.......................................  15
   Additional Investment Strategies & Risk Information.................................  15
   Who Manages the Fund?...............................................................  17
   The Fund's Distribution Plan........................................................  18

Shareholder Manual..................................................................... A-1
         Information about buying and selling shares, distributions, and the tax consequences of an investment in the Fund.

Financial Highlights................................................................... B-1

Why Reading this Prospectus is Important

This prospectus explains the objective, risks, and strategies of the Domini Social Equity Fund. Reading the prospectus will help you to decide whether the Fund is the right investment for you.

Mutual funds:
   o are not FDIC-insured
   o have no bank guarantees
   o may lose value

Because you could lose money by investing in this Fund, we suggest that you read this prospectus carefully, and keep it for future reference.

The Fund at a Glance

Investment Objective

The Fund seeks to provide its shareholders with long-term total return that matches the performance of the Domini 400 Social Index, an index made up of the stocks of 400 companies selected using social and environmental criteria. The Index is composed primarily of large-capitalization U.S. companies.

Primary Investment Strategy

The Fund seeks to match the composition of the Index as closely as possible. The Fund typically invests in all 400 stocks included in the Domini 400 Social Index, in approximately the same proportion as they are found in the Index. This is known as a full replication strategy.

Although you cannot invest directly in an index, an index mutual fund provides you the opportunity to invest in a portfolio that tracks an index.

Overview of the Social Screens Used by the Index:

o The Index avoids companies that manufacture tobacco products or alcoholic beverages, companies that derive any revenues from gambling enterprises, major military contractors and companies that have an ownership share in, or operate, nuclear power plants.

o The Index seeks to hold the stocks of good corporate citizens, demonstrated by positive relations with their communities and their employees, by their environmental record, and by the quality and safety of their products.

For more information about the Domini 400 Social Index and its social screens, please refer to page 11.

                             The Fund at a Glance

Primary Risks

o Market Risk. The Fund seeks to remain fully invested in the stock market during all market conditions. Therefore, the value of your investment, like stock prices generally, may fluctuate widely. You could lose money. Stock markets tend to move in unpredictable cycles, with periods of rising prices and periods of falling prices. The value of your investment will vary from day to day due to changing market conditions, or conditions relating to specific companies.

o Style Risk. The Fund primarily invests in the stocks of large-capitalization companies. Large-capitalization stocks tend to go through cycles where they do better, or worse, than the stock market in general. The performance of your investment will generally follow these broad market trends. Because the Domini 400 Social Index is weighted by market capitalization, a few large companies represent a relatively large percentage of the Index. Should the value of one or more of these stocks decline significantly, it could negatively affect the Fund's performance.

The Fund only invests in companies that meet its criteria for socially responsible investing. Because of this restriction, the investments that the Fund's portfolio managers may choose from may be more limited than those of a fund that is not restricted to investing in companies that meet social criteria.



o Indexing. The Fund will continue to invest in the Domini 400 Social
Index, regardless of how the Index is performing. It will not shift its concentration from one industry to another, or from stocks to bonds or cash, in order to defend against a falling or stagnant stock market. If the Index is heavily weighted in a single industry or sector, the Fund will be heavily invested in that industry or sector, and as a result can be affected more positively or negatively by developments in those industries than would be another investment company whose investments are not restricted to the securities in the Index. Also, the Fund's ability to match the performance of the Index may be affected by a number of factors, including Fund operating expenses and transaction costs, inflows and outflows of cash from the Fund and imperfect correlation between the Fund's holdings and those in the Index.

                             The Fund at a Glance

There can be no guarantee that the Fund will be able to achieve its investment objective. The investment objective of the Fund may be changed without the approval of the Fund's shareholders, although management currently has no intention to do so.

Additional risk information is provided in the More About the Fund section at page 9, and is available in the Statement of Additional Information.

Past Performance of the Fund

The bar chart and table below provide an indication of the risk of investing in the Fund by illustrating how returns have varied from one year to the next and by showing how the Fund's average annual total returns compare with those of the Standard & Poor's 500 Index, a broad-based index. Please note that this information represents past performance, and is not necessarily an indication of how the Fund will perform in the future.

                             The Fund at a Glance

Total Return for Years Ended December 31

This bar chart shows how the Fund's performance has varied over the last seven calendar years.

                    [BAR CHART]

12.10%  6.54%  -0.36%  35.17%  21.84%  36.02%  32.99%
-----------------------------------------------------
 1992   1993    1994    1995    1996    1997    1998


Best quarter covered by the bar chart above: 24.62%
(quarter ended 12/31/98)

Worst quarter covered by the bar chart above: -9.83%
(quarter ended 9/30/98)

Year-to-date performance as of 9/30/99: 4.39%

                             The Fund at a Glance

Average Annual Total Return as of 12/31/98

The table below shows the Fund's average annual total returns in comparison to the S&P 500.

                                                            Since
                              1 Year         5 Years      Inception
                                                           (6/3/91)
--------------------------------------------------------------------
Domini Social                 32.99%         24.31%         19.42%
Equity Fund

S&P 500                       28.58%         24.04%         19.21%


Fund Fees and Expenses

The table below describes the fees and expenses that you would pay if you buy and hold shares of the Fund.(*)


Shareholder Fees (fees paid directly by you)

Sales Charge (Load) Imposed on Purchases:                                None
Deferred Sales Charge (Load):                                            None
Sales Charge (Load) Imposed on Reinvested Dividends:                     None
Redemption Fees(++):                                                     None
Exchange Fees:                                                           None

Annual Fund Operating Expenses
(expenses deducted from the Fund's assets)
Management Fees:                                                         0.20%
Distribution (12b-1) Fees:                                               0.25%
Other Expenses
       Administrative Services and Sponsorship Fee:                      0.50%
       Other Expenses:                                                   0.12%
Total Annual Fund Operating Expenses:                                    1.07%
Fee Waiver(**):                                                          0.12%

Net Expenses:                                                            0.95%

--------------------------------------------------------------------------------

(++) You may redeem by writing or calling the Fund. If you wish to receive your redemption proceeds by wire, there is a $10 wire service fee. For additional information, please refer to the Shareholder Manual, page A-1.

(*) The table reflects the expenses of the Fund and the Domini Social Index Portfolio, the underlying portfolio in which the Fund invests.

(**) For the period from November 30, 1999 to November 30, 2000, Domini Social Investments LLC has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that the Fund's expenses will not exceed, on a per annum basis, 0.95% of its average daily net assets.

                             The Fund at a Glance

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur if you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of each period. This example assumes that the Fund provides a return of 5% a year, all dividends and distributions are reinvested and that operating expenses remain constant for the time period indicated.

 1 Year       3 Years       5 Years       10 Years
---------------------------------------------------
  $97          $328          $578          $1295


This example should not be considered to represent actual expenses or performance from the past or the future. Actual future expenses may be higher or lower than those shown.

Structure

The Fund invests its assets in the Domini Social Index Portfolio. The Portfolio has the same investment objective as the Fund and invests in securities using the strategies described in this prospectus.

Quick Guide to Important Information

Minimum Initial Investment: $1,000 ($250 for IRAs)
($500 with Automatic Investment Plan)

Investment Adviser: Domini Social Investments LLC

Inception Date: June 3, 1991

Net Assets as of September 30, 1999: $1,092,686,549

Available for IRAs

Dividends: Distributed Semi-annually, in June and December

Capital Gains: Distributed Annually, in December

Newspaper Listing: Domini Social Invmts (Soc Eq) or
Dom Social

Ticker Symbol: DSEFX

Cusip Number: 257132100

Website: www.domini.com

Shareholder Services: 1-800-762-6814

More About the Fund

About Index Investing

What is an index?

An index is an unmanaged group of stocks selected to measure the behavior of the market, or some portion of it. The Standard & Poor's 500 Index, for example, is an index of 500 companies selected to track the performance of the broad market of large-cap U.S. companies. Investors use indexes as benchmarks to measure how their investments are performing in comparison to the market as a whole.

The Domini 400 Social Index attempts to track the performance of the broad market of primarily large-cap U.S. companies that the typical socially responsible investor would consider appropriate to invest in. The Domini 400 Social Index was created to serve as a benchmark for socially and environmentally conscious investors.

What is the difference between an index fund and an actively managed fund?

The Fund uses a passive investment strategy. This means that the Fund purchases, holds and sells stocks based on the composition of the Domini 400 Social Index, rather than on a manager's judgment as to the direction of the market or the merits of any particular stock.

Unlike index funds, actively managed funds are generally managed to achieve the highest possible return within certain parameters. These funds are managed by stock-pickers who buy and sell stocks based on their opinion of the financial outlook of the stock. Because index funds use a passive strategy, changes in management generally have less impact on fund performance.

Index funds provide investors with an opportunity to invest in a portfolio that is specially designed to match the performance of a particular index. Rather than relying on the skills of a particular mutual fund manager, index fund investors purchase, in a sense, a cross-section of the market. Their performance should therefore reflect the segment of the market that their fund is designed to track.

                              More About the Fund

What are some of the advantages of index investing?

Index investing has become quite popular because it offers investors a convenient, relatively low-cost and tax-efficient way to obtain exposure to a broad spectrum of the stock market. Here are some other advantages:

o Diversification. Because indexes such as the Domini 400 Social Index seek to measure the performance of the broad market, they invest in a large number of companies representing a diverse mix of industries. This structure can help reduce volatility as compared to funds that may invest in a smaller number of companies, or focus on a particular industry.

o Benchmark Comparability. All stock mutual funds measure their performance in relation to a particular market benchmark. Index funds typically match the performance of their particular benchmarks more closely than comparable actively managed funds.


o Tax Efficiency. Turnover rate refers to the volume of buying and selling of stocks by a fund. The turnover rate of index funds tends to be much lower than the average actively managed mutual fund. Depending on your particular tax situation, a low turnover rate may produce fewer taxable capital gains.


Compare Turnover Rates

The average annual turnover rate for all domestic stock funds is 111%.(*)

The annual turnover rate for the Domini Social Equity Fund is 8%.(**) (There is no guarantee that this turnover will not be higher in the future.)

A 100% turnover rate would occur if a fund sold and replaced securities valued at 100% of its net assets within a one-year period.

(*) As of 9/30/99; taken from Morningstar PrincipiaPro.

(**)For the period from 8/1/98 to 7/31/99.

                              More About the Fund

Socially Responsible Investing

Corporations have both positive and negative effects on society and the natural environment. Socially responsible investing is an investment strategy designed to take these effects into account.

Social investors use social and environmental factors to make their investment decisions. They believe that this helps to encourage greater corporate responsibility, and may also help to identify companies that are good long-term investments because enlightened management may be better able to meet the future needs of society and the environment.

Typically, social investors avoid companies that manufacture products, or employ practices, that they believe have harmful effects on society. They seek to invest in companies with positive qualities, such as a proactive environmental record, or positive employee relations. This process is called "social screening."

At Domini Social Investments we work with companies to improve their social and environmental performance. We vote company proxies in a manner that is consistent with our social screening criteria, and file shareholder resolutions on important social and environmental issues.

What is the Domini 400 Social Index?

The Domini 400 Social Index (DSI 400) is the nation's first socially screened index. It was created and launched in May 1990 by the social research firm of Kinder, Lydenberg, Domini & Co., Inc.(KLD) in order to serve as a benchmark for social investors, and to determine how social screens affect financial performance. KLD is an affiliate of Domini Social Investments. The Domini Social Equity Fund was launched in 1991 to give investors an opportunity to invest in the Index.

The Index is maintained by KLD. It is composed of the common stocks of 400 companies that meet the social criteria described below.

What are Social Screens?

All investment decisions use some type of "screen." Screens are guidelines that define which securities will be included in a portfolio, and which will be excluded. In addition to basic financial screens relating to financial solvency, industry and sector diversification, and market capitalization, the stocks in the Domini 400 Social Index are selected using two basic types of social screens: exclusionary and qualitative.

KLD uses exclusionary social screens to avoid certain industries such as tobacco and alcohol, and qualitative social screens to select companies based on their performance in a number of areas, such as diversity and the environment.

                              More About the Fund

How was the Domini 400 Social Index constructed?

To construct the Domini 400 Social Index, KLD first applied to the S&P 500 a number of traditional social screens. Roughly half of the S&P 500 companies qualified for the Index in this initial screening process. Approximately 150 non-S&P 500 companies were then added with two goals in mind. One goal was to obtain a broad representation of industries, so that the Index would more accurately reflect the composition of the broad market. Another goal was to identify companies that are particularly strong models of corporate behavior.

KLD maintains an extensive database of corporate accountability information on more than 1,000 publicly traded companies and bases its decisions on research into the factors described below.

Exclusionary Screens

KLD seeks to exclude the following types of companies from the Index:

o Tobacco and Alcohol - firms that manufacture tobacco products or alcoholic beverages;

o Gambling - firms that receive identifiable revenues from gambling enterprises;

o Nuclear Power - firms that have an ownership share in, or operate nuclear power plants; and

o Weapons - firms that receive more than 2% of their gross revenues from the sale of military weapons.

Qualitative Screens

KLD considers the following criteria when evaluating companies for possible inclusion in the Index:

o Environmental Performance - a company's record with regard to fines or penalties, waste disposal, toxic emissions, efforts in waste reduction and emissions reduction, recycling, and environmentally beneficial fuels, products and services;

                              More About the Fund

o Employee Relations - a company's record with regard to labor matters, workplace safety, employee benefit programs, and meaningful participation in company profits either through stock purchase or profit sharing plans;

o Diversity - a company's record with regard to the hiring and promotion of women and minorities, particularly to management positions and the board of directors, including a company's record with respect to the availability of benefit programs that address work/family concerns, innovative hiring programs for the disabled and progressive policies toward gays and lesbians;

o Corporate Citizenship - a company's record with regard to its charitable activities and its community relations in general; and

o Product-Related Issues - a company's record with regard to product safety, marketing practices, and commitment to quality.

From time to time, KLD may, at its discretion, choose to apply additional criteria, or to modify the application of the criteria listed above, without consulting shareholders.

How are the Fund's largest holdings selected?

Like the S&P 500, the DSI 400 is "market capitalization-weighted." Market capitalization is a measure of the value of a publicly traded company. It is calculated by multiplying the total number of outstanding shares of company stock by the price per share.

The Domini Social Equity Fund's portfolio is also market capitalization-weighted. For example, assume that the total market value of Company A's shares is twice the total market value of Company B's shares. The Fund's portfolio is structured so that its holdings of Company A's shares will be twice the value of its holding of Company B's shares. The Fund's top ten holdings therefore are simply the ten companies with the highest market value in the Index.

Because it seeks to duplicate the Index as closely as possible, the Fund will attempt to have a correlation between the weightings of the stocks it holds in its portfolio and the weightings of the stocks in the Index of 0.95 or better. A figure of 1.0 would indicate a perfect correlation.

                              More About the Fund

How is the Domini 400 Social Index maintained?

To keep turnover low and to more accurately reflect the performance of the market, the Index is maintained using a "buy and hold" strategy. Generally speaking, this means that companies that are in the Index stay in the Index for a long time. A company will not be removed because its stock has not been performing well, unless in KLD's opinion the company is no longer financially viable. Sometimes a company is removed from the Index because it has been acquired by another company. Sometimes a company may split into two companies, and only one of the surviving companies is selected to stay in the Index (because the Index is maintained to consist of exactly 400 companies at all times).

A company may also be removed from the Index because its social profile has deteriorated, or due to its inadequate response to a significant controversy. When a company is removed from the Index, it is replaced with another company. In the selection process, among other factors, KLD considers the size of the company, the industry it is in, and its social profile.

Are there companies I won't like in the Domini 400 Social Index?

The screens for the Index are designed to reflect those most widely used by social investors. Therefore, you may find that some companies in the Index do not reflect your social or environmental standards. You may wish to review a list of companies in the Fund's portfolio to decide if they meet your personal standards. The complete list is available in the Fund's annual and semi-annual reports. To obtain copies of these reports, free of charge, call 1-800-762-6814.

No company is a perfect model of corporate responsibility. Each year, the Fund uses its voice as a shareholder to encourage companies to improve their social and environmental records by voting proxies, writing letters, engaging management in dialogue and filing shareholder resolutions.

                              More About the Fund


Is the Fund an Appropriate Investment for Me?

If you are seeking long-term growth, and are looking for an efficient way to invest in the broad U.S. stock market, the Fund may be appropriate for you.

Please note that although the Fund's portfolio holds a broad cross-section of the U.S. stock market, it should not be considered a balanced investment program because it only holds stocks. In addition, the Fund should be considered a long-term investment and is not appropriate for short-term trading purposes.

If you depend on your investments for current income, or would find it a financial hardship to wait out periods of stock market volatility, the Fund may not be appropriate for you.

The Fund can be used in both regular and tax-deferred accounts, such as IRAs.

Additional Investment Strategies & Risk Information

Investment Structure:

The Fund invests its assets in the Domini Social Index Portfolio. The Portfolio has the same investment objective as the Fund and invests in securities using the strategies described in this prospectus. The Fund may withdraw its investment from the Portfolio at any time if the Board of Trustees of the Fund determines that it is in the best interests of the Fund to do so. The Board of Trustees would then consider what action might be taken, including investing all of the Fund's assets in another similarly structured portfolio having the same investment objective as the Fund, or hiring an investment adviser to manage the Fund's assets. There is currently no intention to change the Fund's investment structure. References to the Fund in this prospectus include the Portfolio, unless the context requires otherwise.

                              More About the Fund

Cash Reserves:

Although the Fund seeks to be fully invested in the stock market at all times, it keeps a small percentage of its assets in cash, or cash equivalents. These reserves provide the Fund with flexibility to meet redemptions and expenses, and to readjust its portfolio holdings. The Fund may hold these cash reserves uninvested or may invest them in high quality, short-term debt securities issued by agencies or instrumentalities of the United States Government, bankers' acceptances, commercial paper, certificates of deposit, bank deposits or repurchase agreements. The issuers of these securities must satisfy certain social criteria.

Securities Lending:

Consistent with applicable regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Securities and Exchange Commission, the Fund may make loans of its securities to member banks of the Federal Reserve System and to broker-dealers. These loans would be required to be secured continuously by collateral consisting of securities, cash or cash equivalents maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to terminate a loan and obtain the securities loaned at any time on three days notice.

During the existence of a loan, the Fund would continue to collect the equivalent of the dividends paid by the issuer on the securities loaned and would also receive interest on investment of cash collateral. The Fund may pay finder's and other fees in connection with securities loans. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

Year 2000:

Some software programs and computer systems are not able to recognize the Year 2000. The Fund could be harmed if the computer systems used by the Fund or its service providers are not programmed to accurately process information on or after January 1,2000. The Fund and its service providers have been diligently working to resolve any potential Year 2000 problems. While these efforts are likely to be successful, the failure to implement any necessary changes could

                              More About the Fund

harm the Fund. The Fund also could be harmed if companies in the Fund's portfolio do not solve their Year 2000 problems, if it costs those companies large amounts of money to do so, or if the general market is affected by the Year 2000 transition.

The Fund is not required to use every investment technique or strategy listed in this prospectus or in the Statement of Additional Information.

For Additional Information about the Fund's investment strategies and risks, the Fund's Statement of Additional Information is available, free of charge, from Domini Social Investments.

Who Manages the Fund?

Portfolio Adviser:

Domini Social Investments LLC (DSIL), 11 West 25th Street, 7th Floor, New York, NY 10010, has been managing money since November of 1997 and currently manages more than $1.5 billion dollars in assets for individual and institutional investors who are working to create positive change in society by using social and environmental criteria in their investment decisions. DSIL is the Portfolio's manager and provides the Portfolio with investment supervisory services, overall operational support and administrative services. In addition, DSIL is the sponsor of the Fund and provides the Fund with the administrative personnel and services necessary to operate the Fund. After March 1,2000 DSIL's new address will be 536 Broadway, 7th floor, New York, NY 10012.

Social Research & Index Maintenance:

Kinder, Lydenberg, Domini & Co., Inc.(KLD), an affiliate of DSIL, determines the composition of the Domini 400 Social Index. The following persons are primarily responsible for the development and maintenance of the Domini 400 Social Index:
Amy L. Domini, CFA, a Managing Principal of DSIL and Founder of KLD (since
1988), Steven D. Lydenberg, CFA, Director of Research, KLD (since 1990), and Peter D. Kinder, JD, President, KLD (since 1988).

                              More About the Fund

Portfolio Investment Submanager:

Mellon Equity Associates, LLP with its main offices at 500 Grant Street, Pittsburgh, PA 15258, provides investment submanagement services to the Portfolio pursuant to a Submanagement Agreement with DSIL. A team of portfolio managers at Mellon Equity implements the daily transactions necessary to maintain the proper correlation between the Fund's portfolio and the Domini 400 Social Index. They do not determine the composition of the Index.

For the services DSIL and Mellon Equity provided to the Fund and the Portfolio during the fiscal year ended July 31, 1999, they received a total of 0.69% of the average daily net assets of the Fund, after waivers.

The Fund's Distribution Plan

DSIL Investment Services LLC, a wholly owned subsidiary of DSIL, is the distributor of the Fund's shares. The Fund has adopted a Rule 12b-1 plan that allows the Fund to pay its distributor up to 0.25% of the Fund's average daily net assets, on an annual basis, for the sale and distribution of the Fund's shares and for services provided to shareholders. Because this fee is paid out of the Fund's assets on an ongoing basis, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. For more information about the Fund's distribution plan, see the expense table, on page 7 of this prospectus, and the Statement of Additional Information.

Shareholder Manual

This section provides you with information on how to buy and sell shares of the Fund, how Fund shares are valued, and the tax consequences of an investment in the Fund.


Table of Contents

   How to Open an Account.................................................  A-2
       Types of Accounts..................................................  A-2
   How to Buy Shares......................................................  A-4
   How to Exchange Shares.................................................  A-5
   How to Sell Shares.....................................................  A-6
   How the Price of Your Shares is Determined............................. A-10
       How can I find out the Fund's NAV?................................. A-10
       How do you determine what price I will get when I buy shares?...... A-10
       How do you determine what price I will get when I sell shares?..... A-11
       How is the value of securities held by the Fund determined?........ A-11
   Fund Statements and Reports............................................ A-12
   Dividends and Capital Gains............................................ A-13
   Taxes.................................................................. A-13
   Rights Reserved by the Fund............................................ A-15

For more information on:
   o investing in the Fund,
   o your account,
   o the Fund's daily share price, and

   o socially responsible investing,

Call our Shareholder Information Line toll-free at 1-800-762-6814. Shareholder representatives are available to take your call weekdays, from 9-5PM, Eastern Time. You may obtain the share price of the Fund 24 hours a day, 7 days a week by using our automated system.

Visit our web site at www.domini.com.

Quick Reference

Nasdaq Symbol: DSEFX

Newspaper Listing: Domini Social Invmts (Soc Eq) or Dom Social

Account Statements are mailed quarterly.

Trade Confirmations are sent after purchases and redemptions.

Annual and Semi-Annual Reports will be mailed in late September and March, respectively, and are available online at www.domini.com.

                                     -A-1-

                              Shareholder Manual

How to Open an Account

1. Read this prospectus (and please keep it for future reference).

2. Review the available accounts listed below under "Types of Accounts" and decide which account-type is appropriate for you.

3. Decide how much you want to invest.

       The minimum initial investments are:
       o  $1,000 for regular accounts ($500 if using our Automatic
          Investment Plan)
       o $250 for Retirement Accounts (Automatic Investment Plan also available)
       The minimums to buy additional shares are:
       o  $50 for regular and Retirement Accounts
       o  $25 for Automatic Investment Plan Accounts

4. You can choose one of several different payment methods to make your initial investment. Please review the options listed under "How to Buy Shares", and follow the simple instructions we've provided. Be sure to completely fill out and sign the Account Application.

If at any time you need assistance, please call us at 1-800-762-6814, weekdays from 9-5PM, Eastern Time.

Types of Accounts

You may invest in the Fund through the following types of accounts:

Individual and Joint Accounts (Non-Retirement):

Invest as an individual or with one or more people. If you are opening a joint account, joint tenancy with rights of survivorship will be assumed unless other ownership is noted on your account application. You may also open an account to invest assets held in an existing personal trust.

                                     -A-2-

                              Shareholder Manual

Individual Retirement Accounts (IRAs):

You may open an account to fund a traditional IRA, Roth IRA or Education
IRA.

   o  $10 Annual IRA account maintenance fee
   o  $10 IRA account termination fee

Call 1-800-762-6814 for more information and an IRA account application.

Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) Accounts:
You may open a UGMA/UTMA account for any child.

Employer-Sponsored Retirement Plans:

If offered by your employer, you may be able to open an account as part of an employer-sponsored retirement plan, such as a 401(k) plan, 403(b) plan, SEP-IRA or SIMPLE IRA. You may obtain 403(b) forms and information by calling 1-800-762-6814. You may also contact your employer's plan administrator for further information.

Automatic Investment Plan Accounts:

Automatically invest specified amounts in the Fund at monthly, quarterly, semi-annual or annual intervals. Automatic investments will continue to be made until you notify the Fund and your bank to discontinue further investments. This service may be established for your account at any time. See below for more details, or call 1-800-762-6814.

For an Organization:

You may open an account for a trust, corporation, partnership, endowment, foundation or other entity.

                                     -A-3-

                              Shareholder Manual

How to Buy Shares

By Check
Mail the completed Account Application and your check to:

   Domini Funds
   P.O. Box 60494
   King of Prussia, PA 19406-0494

For subsequent investments, fill out the investment form that came with your trade confirmation or account statement or send a note with your account number and Fund name. Always be sure to include your account number on your check. If you need additional forms, please call 1-800-762-6814.

Your checks must be in U.S. dollars drawn on a U.S. bank and be made payable to "Domini Funds."

   IMPORTANT: For our mutual protection, Domini cannot accept checks made payable to third parties.

By Bank Wire

To establish wire privileges on an existing account, or for additional information about the service, please call the Fund's transfer agent at 1-800-762-6814.

Wire your investment to:
       Bank:        Boston Safe Deposit Bank
       ABA:         011001234
       Acct Name:   Domini Funds
       Acct #:      043370
       FBO:         Fund Name, and Your Account Name and Number
                    at Domini Funds

For new accounts, please call 1-800-762-6814 to obtain an account number before wiring funds.

                                     -A-4-

                              Shareholder Manual

The Advantage of Dollar-Cost Averaging

One thing is certain: the stock market will fluctuate. Even experienced investors often find it impossible to accurately time the market, and to "sell high and buy low."

Dollar-cost averaging is an investment strategy designed to avoid the pitfalls of market timing by investing equal amounts of money at regular intervals (monthly, quarterly, and so on) over a long period of time.

The advantage of dollar cost averaging is that an investor buys more shares at lower prices, and fewer shares at higher prices. As a result, an investor ends up paying an average price per share over a period of time.

The key to dollar-cost averaging is to stick with it for the long term. Of course, no strategy can guarantee a profit, or protect your investment from losses. Strictly adhering to a long-term dollar-cost averaging strategy, however, is a good way to ensure that you don't make the mistake of investing all of your money when the market is high.

To facilitate dollar-cost-averaging you may purchase Fund shares at regular intervals through the Fund's Automatic Investment Plan.

Automatic Investment Plan

Our Automatic Investment Plan allows you to have specified amounts automatically deducted from your bank account or Domini Money Market Account and invested in the Fund in monthly, quarterly, semi-annual or annual intervals.

This service may take up to 4 weeks to begin. Also, due to the varying procedures to prepare, process and forward the bank withdrawal information to the Fund, there may be periodic delays between the time of the bank withdrawal and the time your money reaches the Fund.

Please follow the instructions in the Account Application to establish this service when you open your account. This service can be established for your account at any time. Call the Fund's transfer agent at 1-800-762-6814 for more information.

How to Exchange Shares

You may exchange all or a portion of your shares into any other available Domini Fund 5 or the Domini Money Market Account(sm). You may request an exchange by calling 1-800-762-6814, or in writing. All written requests must be signed by all owners.

For information on transferring assets from another mutual fund family, please call 1-800-762-6814 or visit www.domini.com to obtain the necessary forms.

The Domini Money Market Account

The Domini Money Market Account (DMMA) offered through South Shore Bank is an FDIC-insured (up to $300,000) interest-bearing account with direct community development benefits. You may open and maintain a DMMA at no charge, and take advantage of free check-writing (with a $500 minimum per check), and easy transfers by telephone to and from your Domini Social Equity Fund account. A DMMA investment is subject to certain terms and conditions. Please call 1-800-762-6814 for more information.

The rate of return for the Domini Money Market Account will vary. The Domini Social Equity Fund is not affiliated with any bank and is not insured by the FDIC.

                                     -A-5-

                              Shareholder Manual

How to Sell Shares

You are free to sell all or part of your Fund shares at any time during New York Stock Exchange trading hours (generally weekdays from 9AM - 4PM Eastern
Time). The Fund will send the proceeds from the sale to you or a third party that you have designated (this may require a Signature Guarantee -- see below).

Transactions are processed at the next determined share price after Domini receives your sale request in good order.

   IMPORTANT: Once a redemption order is placed, the transaction cannot be canceled.

You may sell (redeem) your shares in the Fund in the following ways:

In Writing

Mail written redemption requests to:

   Domini Funds
   P.O. Box 60494
   King of Prussia, PA 19406-0494

For overnight deliveries, please use the following address:

   Domini Funds
   c/o First Data Investor Services Group
   211 South Gulph Road
   King of Prussia, PA 19406

What is "Good Order"?

Purchase and sale requests must be in "good order" to be accepted by the Fund. To be in "good order" a request must include:

o The Fund name and your account number.

o The amount of the transaction (in dollars or shares).

o Signatures of all owners exactly as registered on the account (for requests by mail).

o Signature guarantees, if required (see page A-8).

o Any supporting legal documentation that may be required.

                                     -A-6-

                              Shareholder Manual

Letters requesting redemptions must:

   o specify the dollar amount or number of shares to be sold, the fund name and the account number; and
   o be signed in exactly the same way the account is registered by all registered owners or authorized signers.

Your redemption request may require a signature guarantee. Please refer to page A-8 for details.

By Telephone

To sell shares by telephone, call the Fund's transfer agent at 1-800-762-6814.

If you wish to receive your redemption by wire and have not already established wire privileges on your account, you must submit wire redemption requests in writing along with a Signature Guarantee (see page A-8).

Please consider sending a written request to sell shares if you cannot reach the Fund's transfer agent by telephone.

Neither the Fund, nor its transfer agent or its distributor will be liable for any loss, liability, cost or expense for acting on telephone instructions believed to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Please contact the Fund's transfer agent if you wish to suspend telephone redemption privileges.

By Wire

To establish wire redemption privileges on a new account, fill out the appropriate area on the application, and attach a voided check.

If you have not already established wire redemption privileges on your account you must submit wire redemption requests in writing along with a Signature Guarantee (see page A-8).

   o $10 wire transfer fee (deducted directly from sale proceeds)
   o $1,000 minimum wire amount

The wire transfer fee and minimum wire amount may be waived for certain institutions at the manager's discretion.

                                     -A-7-

                              Shareholder Manual

Systematic Withdrawal Plan

Call our Shareholder Information Line at 1-800-762-6814 for information.

If you own shares of the Fund with an aggregate value of $10,000 or more you may establish a Systematic Withdrawal Plan under which shares will be sold, at net asset value, in the amount and for the periods specified (minimum $100.00 per payment).

There is no additional charge to participate in the Systematic Withdrawal Plan.

Additional Information on Selling Shares

Signature Guarantees

You are required to obtain a Signature Guarantee from an Eligible Guarantor for any:

   o  Sales (redemptions) exceeding $50,000;
   o Written sales requests, regardless of amount, made within 30 days following any changes in account registration; and
   o Redemptions made to a third party or to an address other than the address for which the account is registered (unless already established on your account).

Eligible Guarantors may include:

   o  banks;
   o  savings institutions;
   o  credit unions;
   o  broker-dealers; and
   o other guarantors acceptable to the Fund and its transfer agent.

The Fund and its transfer agent cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud. The Fund or its transfer agent may, at its option, request further documentation prior to accepting requests for redemptions.

                                     -A-8-

                              Shareholder Manual

Unusual Circumstances

The Fund reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In the event that the Fund suspends telephone redemption privileges, or if you have difficulty getting through on the phone, you will still be able to redeem your shares through the other methods listed above.

The Fund may stop selling its shares or postpone payment:

   o during any period in which the New York Stock Exchange is closed or in which trading is restricted; or
   o if the Securities and Exchange Commission determines that an emergency exists.

Large Redemptions

It is important that you call the Fund's transfer agent before you redeem a large dollar amount. We must consider the interests of all fund shareholders and so reserve the right to delay delivery of your redemption proceeds -- up to seven days -- if the amount will disrupt the Fund's operation or performance.


The Fund reserves the right to pay part or all of the redemption proceeds in kind, i.e., in securities, rather than cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities for cash.

In an effort to protect the Fund from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy, no shareholder or group of shareholders controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of the Fund, except upon approval of the Fund's management.

                                     -A-9-

                              Shareholder Manual

How the Price of Your Shares is Determined

The Fund determines its share price (or "NAV", net asset value per share) at the close of the New York Stock Exchange, normally 4PM Eastern Time, on each day the Exchange is open for trading. This calculation is made by deducting the amount of the Fund's liabilities (debts) from the value of its assets, and dividing the difference by the number of outstanding shares of the Fund.


                                Total Assets - Total Liabilities
  Net Asset Value (NAV) =  -------------------------------------------
                                  Number of Shares Outstanding

To calculate the value of your investment, simply multiply the NAV by the number of shares of the Fund you own.

How can I find out the Fund's NAV?

By Phone: You may obtain the Fund's NAV 24 hours a day, by calling 1-800-762-6814 from a touch-tone phone and accessing our automated system. You may speak with a shareholder representative weekdays from 9-5PM, Eastern Time.

Newspaper Listings: This information is also listed in the mutual fund listings of most major newspapers. The Fund is most commonly listed as: Domini Social Invmts (Soc Eq) or Dom Social.

Quarterly Statements: You will also receive this information quarterly, in your account statement.

How do you determine what price I will get when I buy shares?

If your order is received by the Fund's transfer agent by 4:00 PM Eastern Time in good order, you will receive the NAV determined at the end of that day. See "What is "Good Order"?" on page A-6 of this prospectus.

The Fund may stop offering its shares for sale at any time and may reject any order for the purchase of its shares.

                                    -A-10-

                              Shareholder Manual

How do you determine what price I will get when I sell shares?

When you sell shares you will receive the next share price that is calculated after your sale request is received by the Fund's transfer agent in good order. See "What is `Good Order'?"on page A-6 of this prospectus. Please note that the Fund will not accept redemption requests after 4PM, and will not hold trades for the following day.

The Fund will normally pay for the shares on the next day the New York Stock Exchange is open for trading, but in any event within seven days. The Fund will delay payment for at least seven business days if your checks in payment for the purchase of the shares you wish to sell have not yet cleared (this may take up to 15 days). The Fund may pay by check or, if you have completed the appropriate box on the Account Application, by wire transfer.

How is the value of securities held by the Fund determined?

Securities held by the Fund are normally valued as follows:

Equity securities: Each security that is primarily traded on an exchange or on the Nasdaq Stock Market is valued at the last sale price on such exchange or on the Nasdaq.

Each security for which there were no sales during the day and each unlisted security not reported on the Nasdaq system is valued at the last quoted bid price, or at fair value as determined in good faith by or at the direction of the Board of Trustees.

Short-term obligations (remaining maturities of less than sixty days): Each short-term obligation is valued at amortized cost, which constitutes fair value as determined by the Board of Trustees.

Portfolio securities for which there are no such quotations or valuations: Each other portfolio security is valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

                                    -A-11-

                              Shareholder Manual

Fund Statements and Reports

Householding:

To keep the Fund's costs as low as possible, and to conserve paper usage, where practical, we attempt to eliminate duplicate mailings to the same address. When we find that two or more Fund shareholders have the same last name and address, rather than send a separate report to each shareholder, we will send just one report to that address. If your household is receiving separate mailings that you feel are unnecessary, or if you want us to send separate statements, notify our Shareholder Services department at 1-800-762-6814.

Confirmation Statements:

Statements confirming the trade date and the amount of your transaction are sent each time you buy, sell, or exchange shares. Confirmation statements are not sent for purchases made through automatic investment plans. Always verify your transactions by reviewing your confirmation statement carefully for accuracy. Please report any discrepancies to our Shareholder Services department at 1-800-762-6814 promptly.

Fund Financial Reports:

The Fund's annual report is mailed in September, and the Fund's semi-annual report is mailed in March. These reports include information about the Fund's performance, as well as a complete listing of the Fund's holdings. You may also view the Fund's most recent reports online at www.domini.com.

Tax Statements:

Each year we will send you a statement reporting the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement accounts as required by the Internal Revenue Service. These are generally mailed in January.

                                    -A-12-

                              Shareholder Manual

Dividends
Paid Semi-annually

Capital Gains
Paid Annually

Dividends and Capital Gains

The Fund pays to its shareholders substantially all of its net income in the form of dividends. Dividends from net income are typically paid semi-annually (usually in June and December). Any capital gains are distributed annually in December.

You may elect to receive dividends and capital gains either by check or in additional shares. Unless you choose to receive your dividends by check, all dividends will be reinvested in additional shares. In either case, these distributions are taxable to you.

Taxes

This discussion of taxes is for general information only. You should consult your own tax adviser about your particular situation and the status of your account under state and local laws.

Taxability of Dividends:

Each year the Fund will mail you a report of your dividends for the prior year and how they are treated for federal tax purposes. You will normally have to pay federal income taxes on the dividends you receive from the Fund, whether you take the dividends in cash or reinvest them in additional shares.

Dividends from the Fund's short-term capital gains are taxable as ordinary income. Distributions from the Fund's long-term capital gains are taxable at a lower capital gains rate. Other dividends are generally taxable as ordinary income. Some dividends paid in January may be taxable to you as if they had been paid the previous December.

Buying a Dividend:

Dividends paid by the Fund will reduce the Fund's net asset value per share. As a result, if you buy

                                    -A-13-

                              Shareholder Manual

shares just before the Fund pays a dividend, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a dividend for which you may need to pay tax.

Taxability of Transactions:

Anytime you sell or exchange shares in a non-retirement account, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

IMPORTANT: By law, the Fund must withhold 31% of your taxable distributions and any redemption proceeds if you do not provide your correct Social Security or taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. The Fund may also be required to withhold if you fail to certify that you are not otherwise subject to 31% backup withholding for failing to report income to the IRS, or otherwise violate IRS requirements.

                                    -A-14-

                              Shareholder Manual

Rights Reserved by the Fund

The Fund and its agents reserve the following rights:

     o    To waive or lower investment minimums;

     o    To accept initial purchases by telephone or mailgram;

     o    To refuse any purchase or exchange order;

     o To cancel any purchase or exchange order (including, but not limited to, orders deemed to result in excessive trading, market timing, fraud, or 5% ownership) upon notice to the shareholder within five business days of the transaction or prior to the time the shareholder receives confirmation of the transaction, whichever is sooner;

     o    To implement policies designed to prevent excessive trading;

     o To freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur;

     o To otherwise modify the conditions of purchase and any services at any time;

     o    To act on instructions believed to be genuine; and

     o To notify shareholders and redeem accounts (other than retirement and Automatic Investment Plan Accounts) with a value of less than $500.

These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interests of the Fund.

                                    -A-15-

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

                                                           Year Ended July 31,
                                   ------------------------------------------------------------------------
                                       1999            1998           1997            1996           1995
                                    ----------       --------       --------         -------        -------
Net Asset Value, beginning of
  period                            $    30.86       $  25.43       $  16.70         $ 14.85        $ 12.13
                                    ----------       --------       --------         -------        -------
Income from investment operations:
     Net investment income                0.02           0.01           0.11            0.16           0.17
     Net realized and
       unrealized gain on
       investments                        6.81           5.48           8.85            1.93           2.83
                                    ----------       --------       --------         -------        -------
Total income from investment
  operations                              6.83           5.49           8.96            2.09           3.00
                                    ----------       --------       --------         -------        -------
Less distributions and
  dividends:
     Dividends to
       shareholders from net
       investment income                 (0.03)         (0.01)         (0.11)          (0.16)         (0.20)
     Dividends to
       shareholders from net
       realized gain                     (0.45)         (0.05)         (0.12)          (0.08)         (0.08)
                                    ----------       --------       --------         -------        -------
Total distributions                      (0.48)         (0.06)         (0.23)          (0.24)         (0.28)
                                    ----------       --------       --------         -------        -------
Net asset value, end of
  period                            $    37.21       $  30.86       $  25.43         $ 16.70        $ 14.85
                                    ==========       ========       ========         =======        =======

Ratios/supplemental data
  Total return                           22.26%         21.58%         54.01%          14.11%         25.10%
  Portfolio turnover(*)                      8%             5%             1%              5%             6%
  Net assets, end of year
     (in 000's)                     $1,082,978       $501,894       $212,310         $80,915        $54,638
  Ratio of expenses to
     average net assets                   0.98%(1)       1.17%(2)       0.98%(3)        0.98%(3)       0.90%(4)
  Ratio of net investment
     income to average net
     assets                               0.06%(1)       0.07%(2)       0.62%(3)        1.01%(3)       1.38%(4)

--------------------------------------------------------------------------------

(*)The Portfolio turnover rates represent the rate of portfolio activity of the Domini Social Index Portfolio, the underlying portfolio through which the Fund invests.

(1) Reflects a voluntary waiver of expenses by Domini Social Investments LLC, the Manager of the Domini Social Index Portfolio. Had the Manager not waived their fees, the ratios of expenses and net investment income to average net assets for the year ended July 31, 1999, would have been 0.99% and 0.05%, respectively.

(2) Reflects a non-recurring payment to the Fund's former administrator by the Fund of $650,000 in connection with the termination of the expense payment arrangements with the Fund's former administrator and other such expenses incurred by the Fund in connection with the termination of such arrangements. Had such non-recurring expenses not been included, expenses and net investment income to average net assets would have been 0.98% and 0.27%, respectively.

(3) Had the expense payment agreement not been in place the ratio of expenses and net investment income to average net assets for the years ended July 31, 1997 and 1996, would have been 0.84% and 0.76%, and 1.07% and 0.92%, respectively.

(4) Reflects a voluntary waiver of fees by Signature Financial Group, the Fund's former Administrator, and Kinder, Lydenberg, Domini Co., the Fund's former Adviser, due to the limitations set forth in the expense payment agreement. Had Signature Financial Group and Kinder, Lydenberg, Domini Co. not waived their fees, the ratios of expenses and net investment income to average net assets for the year ended July 31, 1995 would have been 1.15% and 1.13%, respectively.

                                     -B-1-

                                     NOTES

                                     NOTES

For Additional Information

Annual and Semi-Annual Reports

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. These reports include a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year, as well as a complete listing of the Fund's holdings. They are available by mail from Domini Social Investments, or on our website, www.domini.com.

Statement of Additional Information

The Fund's Statement of Additional Information contains more detailed information about the Fund and its management and operations. The Statement of Additional Information is incorporated by reference into this prospectus and is legally part of it. Available by mail from Domini Social Investments.

Proxy Voting Guidelines & Social Screening Criteria

Published annually, describing how we will vote our proxies and containing information about the social screens used to maintain the Domini 400 Social Index. Also contains a description of our shareholder activism program. Available by mail from Domini Social Investments, or on our website, www.domini.com.

Contact Domini

To make inquiries about the Fund or obtain copies of any of the above, free of charge, call 1-800-762-6814.

  Social Investments
  P.O. Box 60494
  King of Prussia, PA 19406-0494

Web Site: To learn more about the Fund or about socially responsible investing, visit us online at www.domini.com.

Securities and Exchange Commission

Information about the Fund (including the Statement of Additional Information) is available at the Commission's website, www.sec.gov. Copies may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009. You may also visit the Commission's Public Reference Room in Washington, D.C. For more information about the Public Reference Room you may call the Commission at 1-202-942-8090.

File No. 811-5823

                      STATEMENT OF ADDITIONAL INFORMATION

                               December 1, 1999

                           DOMINI SOCIAL EQUITY FUND




TABLE OF CONTENTS                                                            PAGE

1.     The Fund..............................................................   2

2.     Investment Objective; Information Concerning Investment
       Structure; Investment Policies and Restrictions.......................   2

3.     Performance Information...............................................   9

4.     Determination of Net Asset Value; Valuation of Portfolio Securities;
       Additional Purchase Information.......................................  11

5.     Management of the Fund and the Portfolio..............................  12

6.     Independent Auditors..................................................  20

7.     Taxation..............................................................  20

8.     Portfolio Transactions and Brokerage Commissions......................  22

9.     Description of Shares, Voting Rights and Liabilities..................  24

10.    Financial Statements..................................................  25



     This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus dated December 1, 1999, as amended from time to time. This Statement of Additional Information should be read in conjunction with the Prospectus. This Statement of Additional Information incorporates by reference the financial statements described on page 25 hereof. These financial statements can be found in the Fund's Annual Report to Shareholders. An investor may obtain copies of the Fund's Prospectus and Annual Report without charge by contacting DSIL Investment Services LLC, the Fund's distributor, at (800) 762-6814.

     This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus and should be read only in conjunction with such prospectus.

                                  1.  THE FUND

     Domini Social Equity Fund (the "Fund") is a no-load, diversified open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on June 7, 1989 and commenced operations on June 3, 1991. The Fund offers to buy back (redeem) its shares from its shareholders at any time at net asset value. References in this Statement of Additional Information to the "Prospectus" are to the current Prospectus of the Fund, as amended or supplemented from time to time.

     Domini Social Investments LLC ("DSIL"), the Fund's sponsor (the "Sponsor"), supervises the overall administration of the Fund. The Board of Trustees provides broad supervision over the affairs of the Fund. Shares of the Fund are continuously sold by DSIL Investment Services LLC, the Fund's distributor (the "Distributor"). An investor should obtain from the Distributor, and should read in conjunction with the Prospectus, the materials describing the procedures under which Fund shares may be purchased and redeemed.

     The Fund seeks to achieve its investment objective by investing all its assets in the Domini Social Index Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Fund. DSIL is the Portfolio's investment manager (the "Manager"). Mellon Equity Associates, LLP ("Mellon Equity") is the Portfolio's investment submanager (the "Submanager"). The Submanager manages the investments of the Portfolio from day to day in accordance with the Portfolio's investment objective and policies. Kinder, Lydenberg, Domini & Co., Inc. ("KLD") determines the composition of the Domini 400 Social Index /SM/ (the "Domini Social Index"). "Domini 400," "Domini Social Index," "Domini 400 Social Index" and "investing for good" are service marks of KLD which are licensed to DSIL with the consent of Amy L. Domini (with regard to the word "Domini"). Pursuant to agreements among KLD, DSIL, Amy L. Domini, and each of the Fund and the Portfolio, the Fund and the Portfolio may be required to discontinue use of one or more of these service marks if (i) DSIL ceases to be the Manager of the Portfolio, (ii) Ms. Domini or DSIL withdraws her or its consent to the use of the word "Domini," or (iii) the license agreement between KLD and DSIL is terminated.

                           2.  INVESTMENT OBJECTIVE;
                INFORMATION CONCERNING INVESTMENT STRUCTURE;
                     INVESTMENT POLICIES AND RESTRICTIONS

                              INVESTMENT OBJECTIVE

     The investment objective of the Fund is to provide its shareholders with long-term total return which matches the performance of the Domini Social Index.

     The investment objective of the Fund may be changed without the approval of the Fund's shareholders, but not without written notice thereof to shareholders thirty days prior to implementing the change. If there is a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their financial positions and needs. The investment objective of the Portfolio may also be changed without the approval of the investors in the Portfolio, but not without written notice thereof to the investors in the Portfolio (and notice by the Fund to its shareholders) 30 days prior to implementing the change. There can, of course, be no assurance that the investment objective of either the Fund or the Portfolio will be achieved.

                 INFORMATION CONCERNING INVESTMENT STRUCTURE

     Unlike other mutual funds which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, a separate registered investment company with the same investment objective as the Fund. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions as the Fund and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Investors in the Fund should be aware that differences in sales commissions and operating expenses may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from the Manager at 212-352-9200.

     Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. This possibility also exists for traditionally structured funds which have large or institutional investors. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Subject to exceptions that are not inconsistent with applicable rules or policies of the Securities and Exchange Commission, whenever the Fund is requested to vote on matters pertaining to the Portfolio, the Fund will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the Fund's votes at the Portfolio meeting. The percentage of the Fund's votes representing Fund shareholders not voting will be voted by the Trustees of the Fund in the same proportion as the Fund shareholders who do, in fact, vote. Certain changes in the Portfolio's investment objective, policies or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution) from the Portfolio. If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other potential means for meeting shareholder redemption requests, such as borrowing.

     The Fund's Trustees believe that the aggregate per share expenses of the Fund and the Portfolio will be less than or approximately equal to the expenses which the Fund would incur if it retained the services of an investment manager and an investment submanager and invested directly in the types of securities being held by the Portfolio.

     The Fund may withdraw its investment from the Portfolio at any time if the Board of Trustees of the Fund determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees of the Fund would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the retention of an investment adviser to manage the Fund's assets in accordance with the investment policies described above with respect to the Portfolio. In the event the Trustees of the Fund were unable to find a substitute investment company in which to invest the Fund's assets and were unable to secure directly the services of an investment manager and investment submanager, the Trustees would seek to determine the best course of action.

                              INVESTMENT POLICIES

     The following supplements the information concerning the Fund's and the Portfolio's investment policies contained in the Prospectus and should only be read in conjunction therewith. References to the Portfolio include the Fund, unless the context otherwise requires.

     INDEX INVESTING:    The Portfolio is not managed in the traditional
investment sense, since changes in the composition of its securities holdings are made in order to track the changes in the composition of securities included in the Domini Social Index. Moreover, inclusion of a stock in the Domini Social Index does not imply an opinion by KLD, the Manager or the Submanager as to the merits of that specific stock as an investment. Because the Portfolio seeks to track, rather than exceed the performance of a particular index, investors should not expect to achieve the potentially greater results that could be obtained by a fund that aggressively seeks growth. However, KLD and the Manager believe that enterprises which exhibit a social awareness, based on the criteria described in the Prospectus, should be better prepared to meet future societal needs for goods and services and may also be less likely to incur certain legal liabilities that may be incurred when a product or service is determined to be harmful, and that such enterprises should over the longer term be able to provide a positive return to investors.

     The Portfolio intends to readjust its securities holdings periodically such that those holdings will correspond, to the extent reasonably practicable, to the Domini Social Index both in terms of composition and weighting. The timing and extent of adjustments in the holdings of the Portfolio, and the extent of the correlation of the holdings of the Portfolio with the Domini Social Index, will reflect the Submanager's judgment as to the appropriate balance between the goal of correlating the holdings of the Portfolio with the composition of the Domini Social Index, and the goals of minimizing transaction costs and keeping sufficient reserves available for anticipated redemptions of Fund shares. To the extent practicable, the Portfolio will seek a correlation between the weightings of securities held by the Portfolio and the weightings of the securities in the Domini Social Index of 0.95 or better. A figure of 1.0 would indicate a perfect correlation. To the extent practicable, the Portfolio will attempt to be fully invested. The ability of the Fund to duplicate the performance of the Domini Social Index by investing in the Portfolio will depend to some extent on the size and timing of cash flows into and out of the Fund and the Portfolio as well as the Fund's and the Portfolio's expenses.

     The Board of Trustees will receive and review, at least quarterly, a report prepared by the Submanager comparing the performance of the Fund and the Portfolio with that of the Domini Social Index, and comparing the composition and weighting of the Portfolio's holdings with those of the Domini Social Index, and will consider what action, if any, should be taken in the event of a significant variation between the performance of the Fund or the Portfolio, as the case may be, and that of the Domini Social Index, or between the composition and weighting of the Portfolio's securities holdings with those of the stocks comprising the Domini Social Index. If the correlation between the weightings of securities held by the Portfolio and the weightings of the stocks in the Domini Social Index or the correlation between the performance of the Fund, before expenses, and the performance of the Domini Social Index falls below 0.95, the Board of Trustees will review with the Submanager methods for increasing such correlation, such as through adjustments in securities holdings of the Portfolio.

     In selecting stocks for inclusion in the Domini Social Index, KLD evaluated, in accordance with the social criteria described in the Prospectus, each of the companies the stocks of which comprise the Standard and Poor's 500 Composite Stock Price Index (the "S&P 500"). If a company whose stock was included in the S&P 500 met KLD's social criteria and met KLD's further criteria for industry diversification, financial solvency, market capitalization, and minimal portfolio turnover, it was included in the Domini Social I ndex. As of July 31, 1999, of the 500 companies whose stocks comprised the S&P 500, approximately 58% were included in the Domini Social Index. The remaining stocks comprising the Domini Social Index (i.e., those which are not included in the S&P 500) were selected based upon KLD's evaluation of the social criteria described in the Prospectus, as well as upon KLD's criteria for industry diversification, financial solvency, market capitalization, and minimal portfolio turnover. A company which is not included in the S&P 500 may be included in the Domini Social Index primarily in order to afford representation to an industry sector which would otherwise be under-represented in the Domini Social Index. Because of the social criteria applied in the selection of stocks comprising the Domini Social Index, industry sector weighting in the Domini Social Index may vary materially from the industry weightings in other stock indices, including the S&P 500, and certain industry sectors will be excluded altogether. KLD may exclude from the Domini Social Index stocks issued by companies which are in bankruptcy or whose bankruptcy KLD believes may be imminent. KLD may also remove from the Domini Social Index stocks issued by companies which no longer meet its investment criteria.

     The weightings of stocks in the Domini Social Index are based on each stock's relative total market capitalization (i.e., market price per share times the number of shares outstanding). Because of this weighting, as of August 31, 1999 approximately 34% and 51% of the Domini Social Index was comprised of the 10 largest and 20 largest companies, respectively, in the Domini Social Index.


     The component stocks of the S&P 500 are chosen by Standard & Poor's Ratings Group ("S&P") solely with the aim of achieving a distribution by broad industry groupings that approximates the distribution of these groupings in the New York Stock Exchange ("NYSE") common stock population, taken as the assumed model for the composition of the total market. Construction of the S&P 500 by S&P proceeds from industry groups to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the S&P 500 does not comprise the 500 largest companies listed on the NYSE. Not all stocks included in the S&P 500 are listed on the NYSE. However, the total market value of the S&P 500 as of October 28, 1999 represented approximately 72.32% of the aggregate market value of common stocks traded on the NYSE. Inclusion of a stock in the S&P 500 in no way implies an opinion by S&P as to its attractiveness as an investment, nor is S&P a sponsor of or otherwise affiliated with the Fund or the Portfolio.

     CONCENTRATION: It is a fundamental policy of the Portfolio and the Fund that neither the Portfolio nor the Fund may invest more than 25% of the total assets of the Portfolio or the Fund, respectively, in any one industry, although the Fund will invest all of its assets in the Portfolio, and the Portfolio may and would invest more than 25% of its assets in an industry if stocks in that industry were to comprise more than 25% of the Domini Social Index. Based on the current composition of the Domini Social Index, this is considered highly unlikely. If the Portfolio were to concentrate its investments in a single industry, the Portfolio and the Fund would be more susceptible to any single economic, political or regulatory occurrence than would be another investment company which was not so concentrated.

     FOREIGN ISSUERS: Some of the stocks included in the Domini Social Index may be stocks of foreign issuers (provided that the stocks are traded in the United States in the form of American Depositary Receipts or similar instruments the market for which is denominated in United States dollars). Securities of foreign issuers may represent a greater degree of risk (i.e., as a result of exchange rate fluctuation, tax provisions, war or expropriation) than do securities of domestic issuers. With respect to stocks of foreign issuers, the Portfolio does not purchase securities which the Portfolio believes, at the time of purchase, will be subject to exchange controls or foreign withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the Portfolio's investments. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to any of the Portfolio's investments, the effect may be to reduce the income received by the Portfolio on such investments.

     RULE 144A SECURITIES: Although the Portfolio does not have any current intention to do so, the Portfolio may invest in securities which may be resold pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act").

     LOANS OF SECURITIES: Consistent with applicable regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Securities and Exchange Commission, the Portfolio may make loans of its securities to member banks of the Federal Reserve System and to broker-dealers. The Portfolio may lend its securities to the broker-dealers and financial institutions, provided that (1) the loan is secured continuously by collateral, consisting of securities, cash or cash equivalents, which is marked to the market daily to ensure that each loan is fully collateralized at all times; (2) the Portfolio may at any time call the loan and obtain the return of the securities loaned within three business days; (3) the Portfolio will receive any interest or dividends paid on the securities loaned; and (4) the aggregate market value of securities loaned will not at any time exceed 30% of the total assets of the Portfolio.

     The Portfolio will earn income for lending its securities either in the form of fees received from the borrower of the securities or in connection with the investment of cash collateral in short-term money market instruments. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

     In connection with lending securities, the Portfolio may pay reasonable finders, administrative and custodial fees. No such fees will be paid to any person if it or any of its affiliates is affiliated with the Portfolio, the Manager or the Submanager.

     OPTION CONTRACTS: Although it has no current intention to do so, the Portfolio may in the future enter into certain transactions in stock options for the purpose of hedging against possible increases in the value of securities which are expected to be purchased by the Portfolio or possible declines in the value of securities which are expected to be sold by the Portfolio. Generally, the Portfolio would only enter into such transactions on a short-term basis pending readjustment of its holdings of underlying stocks.

     The purchase of an option on an equity security provides the holder with the right, but not the obligation, to purchase the underlying security, in the case of a call option, or to sell the underlying security, in the case of a put option, for a fixed price at any time up to a stated expiration date. The holder is required to pay a non-refundable premium, which represents the purchase price of the option. The holder of an option can lose the entire amount of the premium, plus related transaction costs, but not more. Upon exercise of the option, the holder is required to pay the purchase price of the underlying security in the case of a call option, or deliver the security in return for the purchase price in the case of a put option.

     Prior to exercise or expiration, an option position may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the exchange on which the position was originally established. While the Portfolio would establish an option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular option contract at any specific time. In that event, it may not be possible to close out a position held by the Portfolio, and the Portfolio could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. The inability to close out option positions also could have an adverse impact on the Portfolio's ability effectively to hedge its portfolio.

     Each exchange on which option contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Manager does not believe that these trading and position limits would have an adverse impact on the possible use of hedging strategies by the Portfolio.

     SHORT SALES: Although it has no current intention to do so, the Portfolio may make short sales of securities or maintain a short position, if at all times when a short position is open the Portfolio owns an equal amount of such securities, or securities convertible into such securities.

     CASH RESERVES: The Portfolio may invest cash reserves in short-term debt securities (i.e., securities having a remaining maturity of one year or less) issued by agencies or instrumentalities of the United States Government, bankers' acceptances, commercial paper, certificates of deposit, bank deposits or repurchase agreements, provided that the issuer satisfies certain social criteria. The Portfolio does not currently intend to invest in direct obligations of the United States Government. Short-term debt securities purchased by the Portfolio will be rated at least Prime-1 by Moody's Investors Service, Inc. or A-1+ or A-1 by S&P or, if not rated, determined to be of comparable quality by the Portfolio's Board of Trustees. The Portfolio's policy is to hold its assets in such securities pending readjustment of its portfolio holdings of stocks comprising the Domini Social Index and in order to meet anticipated redemption requests. Such investments are not intended to be used for defensive purposes in periods of anticipated market decline.

                           -------------------------

     The approval of the Fund and of the other investors in the Portfolio is not required to change the investment objective or any of the non-fundamental investment policies discussed above, including those concerning security transactions.

                            INVESTMENT RESTRICTIONS

     The Fund and the Portfolio have each adopted the following policies which may not be changed without approval by holders of a "majority of the outstanding voting securities" of the Fund or the Portfolio, respectively, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of the Fund or the Portfolio, respectively, present at a meeting, if the holders of more than 50% of the outstanding "voting securities" of the Fund or the Portfolio, respectively, are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities" of the Fund or the Portfolio, respectively. The term "voting securities" as used in this paragraph has the same meaning as in the Investment Company Act of 1940, as amended (the "1940 Act").

     Except as described below, whenever the Fund is requested to vote on a change in the investment restrictions of the Portfolio, the Fund will hold a meeting of its shareholders and will cast its vote proportionately as instructed by its shareholders. However, subject to applicable statutory and regulatory requirements, the Fund would not request a vote of its shareholders with respect to (a) any proposal relating to the Portfolio, which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund, or (b) any proposal with respect to the Portfolio that is identical in all material respects to a proposal that has previously been approved by shareholders of the Fund. Any proposal submitted to holders in the Portfolio, and that is not required to be voted on by shareholders of the Fund, would nevertheless be voted on by the Trustees of the Fund.

     Neither the Fund nor the Portfolio may:

     (1) borrow money, except that as a temporary measure for extraordinary or emergency purposes either the Fund or the Portfolio may borrow an amount not to exceed 1/3 of the current value of the net assets of the Fund or the Portfolio, respectively, including the amount borrowed (moreover, neither the Fund nor the Portfolio may purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund or the Portfolio, respectively, taken in each case at market value) (it is intended that the Portfolio would borrow money only from banks and only to accommodate requests for the withdrawal of all or a portion of a beneficial interest in the Portfolio while effecting an orderly liquidation of securities);

     (2) purchase any security or evidence of interest therein on margin, except that either the Fund or the Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and except that either the Fund or the Portfolio may make deposits of initial deposit and variation margin in connection with the purchase, ownership, holding or sale of options;

     (3) write any put or call option or any combination thereof, provided that this shall not prevent (i) the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities, or
(ii) the purchase, ownership, holding or sale of options on securities;

     (4) underwrite securities issued by other persons, except that the Fund may invest all or any portion of its assets in the Portfolio and except insofar as either the Fund or the Portfolio may technically be deemed an underwriter under the 1933 Act in selling a security;

     (5) make loans to other persons except (a) through the lending of securities held by either the Fund or the Portfolio and provided that any such loans not exceed 30% of its total assets (taken in each case at market value), or (b) through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of its net assets will be invested in repurchase agreements maturing in more than seven days; for additional related restrictions, see paragraph (6) immediately following;

     (6) invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements maturing in not more than seven days and other than securities which may be resold pursuant to Rule 144A under the 1933 Act if the Board of Trustees determines that a liquid market exists for such securities) if, as a result thereof, more than 10% of its net assets (taken at market value) would be so invested (including repurchase agreements maturing in more than seven days), except that the Fund may invest all or any portion of its assets in the Portfolio;

     (7) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Fund and Portfolio reserve the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund or the Portfolio);

     (8) make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund or the Portfolio, as applicable, owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 5% of the Fund's or the Portfolio's, as applicable, net assets (taken in each case at market value) is held as collateral for such sales at any one time;

     (9) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating paragraph (1) above;

     (10) as to 75% of its assets, purchase securities of any issuer if such purchase at the time thereof would cause more than 5% of the Portfolio's or the Fund's, as applicable, assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the United States or any agency or instrumentality of the United States), except that for purposes of this restriction the issuer of an option shall not be deemed to be the issuer of the security or securities underlying such contract and except that the Fund may invest all or any portion of its assets in the Portfolio; or

     (11) invest more than 25% of its assets in any one industry unless the stocks in a single industry were to comprise more than 25% of the Domini Social Index, in which case the Portfolio or the Fund, as applicable, will invest more than 25% of its assets in that industry, and except that the Fund may invest all of its assets in the Portfolio.

     In addition, as a matter of fundamental policy, the Fund will invest all of its investable assets (either directly or through the Portfolio) in one or more of: (i) stocks comprising an index of securities selected applying social criteria, which initially will be the Domini Social Index, (ii) short-term debt securities of issuers which meet social criteria, (iii) cash, and (iv) options on equity securities. This fundamental policy cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund.

     NON-FUNDAMENTAL RESTRICTIONS: In order to comply with certain federal statutes and regulatory policies, neither the Fund nor the Portfolio will as a matter of operating policy:

purchase puts, calls, straddles, spreads and any combination thereof if the value of its aggregate investment in such securities will exceed 5% of the Fund's or the Portfolio's total assets at the time of such purchase.

     This restriction is not fundamental and may be changed with respect to the Fund by the Fund without approval by the Fund's shareholders or with respect to the Portfolio by the Portfolio without the approval of the Fund or its other investors. The Fund will comply with the state securities laws and regulations of all states in which it is registered.

     PERCENTAGE RESTRICTIONS: If a percentage restriction or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by the Fund or the Portfolio or a later change in the rating of a security held by the Fund or the Portfolio will not be considered a violation of policy; provided that if at any time the ratio of borrowings of the Fund or the Portfolio to the net asset value of the Fund or the Portfolio, respectively, exceeds the ratio permitted by Section 18(f) of the 1940 Act, the Fund or the Portfolio as the case may be, will take the corrective action required by Section 18(f).

                          3.  PERFORMANCE INFORMATION

     Performance information concerning the Fund may from time to time be used in advertisements, shareholder reports or other communications to shareholders. The Fund may provide its period, annualized, and average annual "total rates of return". The "total rate of return" refers to the change in the value of an investment over a stated period based on any change in net asset value per share and includes the value of any shares purchasable with any dividends or capital gains declared during such period. Period total rates of return may be "annualized". An average

"annualized" total rate of return is a compounded total rate of return which assumes that the period total rate of return is generated over a 52-week period, and that all dividends and capital gains distributions are reinvested. An annualized total rate or return will be slightly higher than a period total rate of return if the period is shorter than one year, because of the effect of compounding. Average annual total return figures represent the average annual percentage change over the specified period.

     The Fund will calculate its total rate of return for any period by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price per share (i.e., net asset value) on the first day of such period, and (b) subtracting 1 from the result. Any annualized total rate of return quotation will be calculated by (x) adding 1 to the period total rate of return quotation calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.

     Average annual total return is a measure of the Fund's performance over time. It is determined by taking the Fund's performance over a given period and expressing it as an average annual rate. The average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical $1,000 initial investment in Fund shares on the first day of the period and computing the redeemable value of the investment at the end of the period. The redeemable value is then divided by the initial investment, and its quotient is taken to the Nth root (N representing the number of years in the period) and is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment date during the period.







     Set forth below is average annual total return information for shares of the Fund for the periods indicated, assuming that capital gains distributions, if any, were reinvested.

Period                                                           Average Annual Total Return
------                                                           ---------------------------
One year ended July 31, 1999                                                  22.26%
Five years ended July 31, 1999                                                26.72%
June 3, 1991 (Commencement of Investment in the
 Portfolio) to July 31, 1999                                                  19.07%

     Since the Fund's average annual total return quotations are based on historical earnings and since rates of return fluctuate over time, these quotations should not be considered as an indication or representation of the future performance of the Fund.


     Total rate of return information with respect to the Domini Social Index will be computed in the same fashion as set forth above with respect to the Fund, except that for purposes of this computation an investment will be assumed to have been made in a portfolio consisting of all of the stocks comprising the Domini Social Index weighted in accordance with the weightings of the stocks comprising the Domini Social Index. Performance information with respect to the Domini Social Index will not take into account brokerage commission and other transaction costs which will be incurred by the Portfolio.

     From time to time the Fund may also quote data and fund rankings from various sources, such as Lipper Analytical Services, Inc., Morningstar, Inc., Wiesenberger, Money Magazine, The Wall Street Journal, Kiplinger's Personal Finance Magazine, Smart Money Magazine, Business Week and The New York Times, and may compare its performance to that of the Domini 400 Social Index/SM/ and various other unmanaged securities indices, such as the S&P 500 and the Dow Jones Industrial Average. "Standard & Poor/TM/", "S&P/TM/" and "Standard & Poor's 500" are trademarks of McGraw Hill Companies.

                     4.  DETERMINATION OF NET ASSET VALUE;
       VALUATION OF PORTFOLIO SECURITIES; ADDITIONAL PURCHASE INFORMATION

     The net asset value of each share of the Fund is determined each day on which the NYSE is open for trading ("Fund Business Day"). (As of the date of this Statement of Additional Information, the NYSE is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). This determination of net asset value of shares of the Fund is made once during each such day as of the close of the NYSE by dividing the value of the Fund's net assets (i.e., the value of its investment in the Portfolio and any other assets less its liabilities, including expenses payable or accrued) by the number of shares outstanding at the time the determination is made. Purchases and redemptions will be effected at the time of determination of net asset value next following the receipt of any purchase or redemption order deemed to be in good order. See "Shareholder Manual" in the Prospectus.

     The value of the Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same day as the Fund determines its net asset value per share. The net asset value of the Fund's investment in the Portfolio is equal to the Fund's pro rata share of the total investment of the Fund and of other investors in the Portfolio less the Fund's pro rata share of the Portfolio's liabilities. Equity securities held by the Portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. If the Portfolio purchases option contracts, such option contracts which are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Short-term obligations with remaining maturities of less than sixty days are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Portfolio. Portfolio securities (other than short-term obligations with remaining maturities of less than sixty days) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Portfolio's Board of Trustees.

     A determination of value used in calculating net asset value must be a fair value determination made in good faith utilizing procedures approved by the Portfolio's Board of Trustees. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which the Portfolio could expect to receive upon its current sale. Some, but not necessarily all, of the general factors which may be considered in determining fair value include: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial statements of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

     Interest income on short-term obligations held by the Portfolio is determined on the basis of interest accrued less amortization of premium.

     Shares may be purchased directly from the Distributor or through Service Organizations (see "Transfer Agent, Custodian, and Service Organizations" below) by clients of those Service Organizations. If an investor purchases shares through a Service Organization, the Service Organization must promptly transmit such order to the Fund so that the order receives the net asset value next determined following receipt of the order. Investors wishing to purchase shares through a Service Organization should contact that organization directly for appropriate instructions. Investors making purchases through a Service Organization should be aware that it is the responsibility of the Service Organization to transmit orders for purchases of shares by its customers to the Transfer Agent and to deliver required funds on a timely basis.

     The Fund has authorized certain brokers to accept on its behalf purchase and redemption orders and has authorized these brokers to designate intermediates to accept such orders. The Fund will be deemed to have received such an order when an authorized broker or its designee accepts the order. Orders will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or designee.

                  5.  MANAGEMENT OF THE FUND AND THE PORTFOLIO

     The management and affairs of the Fund are supervised by its Trustees under the laws of the Commonwealth of Massachusetts. The management and affairs of the Portfolio are supervised by its Trustees under the laws of the State of New York.

     The Trustees and officers of the Fund and the Portfolio and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate that those Trustees and officers are "interested persons" (as defined in the 1940 Act) of the Fund. Unless otherwise indicated below, the address of each officer is 11 West 25th Street, New York, New York 10010.

                     TRUSTEES OF THE FUND AND THE PORTFOLIO

AMY L. DOMINI* -- 230 Congress Street, Boston, Massachusetts 02110; Chair, President and Trustee of the Fund, Portfolio and Domini Institutional Trust; Managing Principal of DSIL; Officer of Kinder, Lydenberg, Domini & Co., Inc.; Private Trustee, Loring, Wolcott & Coolidge; Trustee, New

England Quarterly (since 1998); Board Member, Social Investment Forum (since
1994); Trustee, Episcopal Church Pension Fund; Former Member, Governing Board, Interfaith Center on Corporate Responsibility; Former Trustee, National Association Community Loan Funds; Former Board Member of National Community Capital Association (1987-1990). Her date of birth is January 15, 1950.

JULIA ELIZABETH HARRIS -- 54 Burroughs Street, Jamaica Plain, Massachusetts 02130; Vice President, UNC Partners, Inc. (since April 1990); Director and Treasurer, Boom Times, Inc. (since May 1997); Director and Chair of Board of Directors, The Green Book, Inc. (October 1991 - June 1996); Trustee, Domini Institutional Trust. Her date of birth is July 11, 1948.

KIRSTEN S. MOY -- 151 North Michigan Avenue, Suite 1209, Chicago, Illinois 60601; Consultant, Project Director and Principal Researcher, Community Development Innovation and Infrastructure Initiative (since December 1998); CDFI Rating System Advisory Board Member, National Community Capital Association (since 1999); Member, Community Economic Development Board of Overseers, New Hampshire College (since November 1998); Advisory Group Member, Shorebank Liquidity Project (since 1999); Consultant, Equitable Life Assurance Society (since December 1998); Board Member, Free Associates Theatre Company (since August 1999); Consultant, Social Investment Forum, Community Development Project (June 1998-December 1998); Director, Community Development Financial Institutions Fund, U.S. Department of the Treasury (October 1995 - October
1997); Senior Vice President and Portfolio Manager, Equitable Real Estate Investment Management (prior to October 1995); Trustee, Domini Institutional Trust. Her date of birth is June 30, 1947.

WILLIAM C. OSBORN -- 115 Buckminster Road, Brookline, Massachusetts 02445; Consultant, Arete Corporation; Manager, Venture Investment Management Company LLC (prior to 1999); Trustee, Domini Institutional Trust; Vice President and General Manager, TravElectric Services Corp (prior to 1995); President, Environmental Technologies (prior to 1993); Director, Evergreen Solar, Inc; Director, Conservation Services Group; Director, Fingerlakes Aquaculture LLC; Director, Surgical Sealants, Inc; Director, World Power Technologies, Inc. His date of birth is July 7, 1944.

KAREN PAUL -- 4050 Park Avenue, Miami, Florida 33133; Associate Dean and Professor of Business Environment, Florida International University (since
1991); Trustee, Domini Institutional Trust; Partner, Trinity Industrial Technology (since 1997); Executive Director, Center for Management in the Americas (since 1997). Her date of birth is September 23, 1944.

GREGORY A. RATLIFF -- 1712 Carmen Avenue, Chicago, Illinois 60640; Director, Access to Economic Opportunity, John D. and Catherine T. MacArthur Foundation (since 1997); Associate Director, Program-Related Investments, John D. and Catherine T. MacArthur Foundation (1993-1997); Trustee, Domini Institutional Trust. His date of birth is June 12, 1960.

TIMOTHY SMITH -- 475 Riverside Drive, Room 550, New York, New York 10115; Executive Director, Interfaith Center on Corporate Responsibility (since 1971); Trustee, Calvert New Africa Fund; Chair, Calvert Social Investment Fund Advisory Council; Trustee, Domini Institutional Trust. His date of birth is September 15, 1943.

FREDERICK C. WILLIAMSON, SR. -- Five Roger Williams Green, Providence, Rhode Island 02904; Treasurer and Trustee, RIGHA (charitable foundation supporting health care needs) since 1990; Chairman, Rhode Island Historical Preservation and Heritage Commission (since 1995); Trustee, National Parks and Conservation Association (1986-1997); Advisor, National Parks and Conservation Association (since 1997); Trustee of the National Park Trust (since 1991); Trustee, Domini Institutional Trust. His date of birth is September 20, 1915.

     Each of the Trustees who are not interested persons receives an annual retainer for serving as a Trustee of the Fund, the Portfolio and the Domini Institutional Trust of $6,000, and in addition, receives $1,000 for attendance at each joint meeting of the Boards of the Fund, the Portfolio and the Domini Institutional Trust (reduced to $500 in the event that a Trustee participates at an in-person meeting by telephone). In addition, each Trustee receives reimbursement for reasonable expenses incurred in attending meetings. The compensation paid to the Trustees for the fiscal year ended July 31, 1999 is set forth below. The Trustees may hold various other directorships unrelated to the Fund or Portfolio.


                                                 Pension or                                       Total
                                                 Retirement                                   Compensation
                                                  Benefits                                   From The Fund,
                            Aggregate            Accrued as              Estimated            Portfolio and
                           Compensation            Part of            Annual Benefits            Domini
                             From The               Fund                   Upon               Institutional
                               Fund               Expenses              Retirement                Trust

Amy L. Domini,                 None                 None                   None                   None
Chair, President
and Trustee

Julia Elizabeth                     $  928          None                   None                          $1,160
 Harris,
 Trustee

Kirsten S. Moy,                     $  928          None                   None                          $1,160
 Trustee

William C. Osborn,                  $4,000          None                   None                          $6,000
 Trustee

Karen Paul,                         $4,000          None                   None                          $6,000
 Trustee

Gregory A. Ratliff,                 $  928          None                   None                          $1,160
 Trustee

Timothy Smith,                      $4,000          None                   None                          $6,000
 Trustee

Frederick C.                        $4,000          None                   None                          $6,000
 Williamson, Sr.,
 Trustee

                                    OFFICERS

PETER D. KINDER* -- Vice President of the Fund and the Portfolio; President of Kinder, Lydenberg, Domini & Co., Inc.; Member, Domini Social Investments LLC (since 1997). His date of birth is September 28, 1946.

STEVEN D. LYDENBERG* -- Vice President of the Fund and the Portfolio; Director of Research of Kinder, Lydenberg, Domini & Co., Inc.; Member, Domini Social Investments LLC (since 1997). His date of birth is October 21, 1945.

DAVID P. WIEDER* -- Vice President of the Fund and the Portfolio (since 1997); Chief Executive Officer and Managing Principal, Domini Social Investments LLC (since 1997); President of FSSI (since 1989); Vice-President of investment companies within Fundamental Family of Funds (1989-1997); Vice-President of Fundamental Portfolio Advisors (1991-1997). His date of birth is January 8, 1966.

SIGWARD M. MOSER* -- Vice President of the Fund and the Portfolio (since 1997); President and Managing Principal, Domini Social Investments LLC (since 1997); President of Communications House International, Inc.; Director of Financial Communications Society. His date of birth is June 12, 1962.

CAROLE M. LAIBLE* -- Secretary and Treasurer of the Fund and the Portfolio (since 1997); Financial Compliance Officer of Domini Social Investments LLC (since 1997); Board of Governors, Daytop - NJ (since 1998); Financial Compliance Officer, FSSI (1994-1997); Financial Compliance Officer and Secretary of investment companies within Fundamental Family of Funds (1994-1997); General Service Manager, McGladrey & Pullen LLP (certified public accountants) (prior to
1994).  Her date of birth is October 31, 1963.

     As of November 22, 1999, all Trustees and officers of the Fund and the Portfolio as a group owned less than 1% of the Fund's outstanding shares. As of the same date, the following shareholders of record owned 5% or more of the outstanding shares of the Fund: Charles Schwab & Co. Inc, 101 Montgomery Street, San Francisco, CA 94104 (5,584,488.629 shares; 17.85%), Manulife Financial, 250 Bloor Street East, Toronto, Ontario, CA M4W 1E5 (3,651,342.466 shares; 11.67%), Fidelity Investments, 100 Magellan Way, Covington, KY 41015 (1,810,949.949 shares; 5.79%). The Fund has no knowledge of any other owners of record or beneficial owners of 5% or more of the outstanding shares of the Fund. Shareholders owning 25% or more of the outstanding shares of the Fund may take actions without the approval of any other investor in the Fund.

     The Trustees who are not "interested persons" (the "Disinterested Trustees") of the Fund as defined by the 1940 Act are the same as the Disinterested Trustees of the Portfolio. Any conflict of interest between the Fund and the Portfolio will be resolved by the Trustees in accordance with their fiduciary obligations and in accordance with the 1940 Act. The Fund's Declaration of Trust provides that it will indemnify its Trustees and officers (the "Indemnified Parties") against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, unless, as to liability to the Fund or its shareholders, it is finally adjudicated that the Indemnified Parties engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that the Indemnified Parties did not act in good faith in the reasonable belief that their actions were in the best interests of the Fund. In case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such

Indemnified Parties have not engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                             MANAGER AND SUBMANAGER

     DSIL provides advice to the Portfolio pursuant to a Management Agreement (the "Management Agreement"). The services provided by the Manager consist of furnishing continuously an investment program for the Portfolio. DSIL will have authority to determine from time to time what securities are purchased, sold or exchanged, and what portion of assets of the Portfolio is held uninvested. DSIL will also perform such administrative and management tasks as may from time to time be reasonably requested, including: (i) maintaining office facilities and furnishing clerical services necessary for maintaining the organization of the Portfolio and for performing administrative and management functions; (ii) supervising the overall administration of the Portfolio, including negotiation of contracts and fees with and monitoring of performance and billings of the Portfolio's transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (iii) overseeing (with the advice of Portfolio's counsel) the preparation of and, if applicable, filing all documents required for compliance by the Portfolio with applicable laws and regulations, including registration statements, prospectuses and statements of additional information, semi-annual and annual reports to shareholders, proxy statements and tax returns; (iv) preparing agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; and (v)
arranging for maintenance of the books and records of the Portfolio.   The
Manager furnishes at its own expense all facilities and personnel necessary in connection with providing these services. The Management Agreement will continue in effect if such continuance is specifically approved at least annually by the Portfolio's Board of Trustees or by a majority of the outstanding voting securities of the Portfolio at a meeting called for the purpose of voting on the Management Agreement (with the vote of each investor in the Portfolio being in proportion to the amount of its investment), and, in either case, by a majority of the Portfolio's Trustees who are not parties to the Management Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Management Agreement.

     The Management Agreement provides that the Manager may render services to others. DSIL may employ, at its own expense, or may request that the Portfolio employ (subject to the requirements of the 1940 Act) one or more subadvisers or submanagers, subject to DSIL's supervision. The Management Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the Portfolio when authorized either by majority vote of the outstanding voting securities in the Portfolio (with the vote of each investor in the Portfolio being in proportion to the amount of its investment) or by a vote of a majority of its Board of Trustees, or by the Manager, and will automatically terminate in the event of its assignment. The Management Agreement provides that neither the Manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services to the Portfolio, except for wilful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Management Agreement.

     Under the Management Agreement between the Portfolio and DSIL, DSIL's fee for advisory and administrative services to the Portfolio is 0.20% of the average daily net assets of the Portfolio.

     DSIL is a Massachusetts limited liability company with offices at 11 West 25th Street, 7th Floor, New York, New York 10010, and is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). The names of the principal owners of DSIL and their relationship to the Fund follows: Amy L. Domini, Chair of the Board and President of the Fund, is the Manager and principal executive officer and a co-owner of DSIL. Ms. Domini is also Chief Executive Officer, Secretary, Treasurer and co-owner of KLD which licenses the Domini Social Index to DSIL. Peter D. Kinder, Vice President of the Fund, is a co-owner of DSIL. Mr. Kinder is also President and a co-owner of KLD. Sigward M. Moser, Vice President of the Fund, is a co-owner of DSIL. David P. Wieder, Vice President of the Fund is a co-owner of DSIL. Mr. Wieder is also President and an owner of FSSI, a registered transfer agent which served as the Fund's transfer agent until September 24, 1999.

     Mellon Equity manages the assets of the Portfolio pursuant to an Investment Submanagement Agreement (the "Submanagement Agreement"). The Submanager furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Portfolio's investments and effecting securities transactions for the Portfolio. The Submanagement Agreement will continue in effect if such continuance is specifically approved at least annually by the Portfolio's Board of Trustees or by a majority vote of the outstanding voting securities in the Portfolio at a meeting called for the purpose of voting on the Submanagement Agreement (with the vote of each being in proportion to the amount of its investment), and, in either case, by a majority of the Portfolio's Trustees who are not parties to the Submanagement Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Submanagement Agreement.

     The Submanagement Agreement provides that the Submanager may render services to others. The Submanagement Agreement is terminable without penalty upon not more than 60 days' nor less than 30 days' written notice by the Portfolio when authorized either by majority vote of the outstanding voting securities in the Portfolio (with the vote of each being in proportion to the amount of their investment) or by a vote of the majority of its Board of Trustees, or by the Manager with the consent of the Trustees and may be terminated by the Submanager on not less than 90 days' written notice to the Manager and the Trustees, and will automatically terminate in the event of its assignment. The Submanagement Agreement provides that the Submanager shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services to the Portfolio, except for wilful misfeasance, bad faith or gross negligence or reckless disregard for its or their obligations and duties under the Submanagement Agreement.

     Under the Submanagement Agreement, DSIL pays Mellon Equity an investment submanagement fee equal on an annual basis to 0.07% of the average daily net assets of the Portfolio.


     Effective January 1, 1998, Mellon Equity Associates was reorganized as a Pennsylvania limited liability partnership. Pursuant to an Agreement and Plan of Merger dated December 29, 1997, (the "Merger Agreement"), Mellon Equity Associates was merged into Mellon Equity Associates, LLP. a newly formed Pennsylvania limited liability partnership, with Mellon Equity Associates, LLP being the surviving entity. Mellon Bank, N.A. ("Mellon Bank") is the 99% limited partner and MMIP, Inc. is the 1% general partner of Mellon Equity Associates, LLP. In accordance with the provisions of the Merger Agreement, all property, rights, privileges, franchises, patents, trademarks, licenses, registrations, and other assets and interests of Mellon Equity Associates vested in Mellon Equity Associates, LLP. By operation of law, the obligations and liabilities of Mellon Equity Associates were assumed by Mellon Equity Associates, LLP. Mellon Equity is a professional investment counseling firm that provides investment management services to the equity and balanced pension, public fund, and profit-sharing investment management markets, and is a registered investment adviser under the Advisers Act. Mellon Bank's predecessor organization managed domestic equity, tax-exempt and institutional pension accounts since 1947. The address of Mellon Equity and each of the principal executive officers and directors of Mellon Equity is 500 Grant Street, Suite 4200, Pittsburgh, Pennsylvania
15258.

     Prior to October 22, 1997, pursuant to an investment advisory agreement (the "KLD Advisory Agreement"), KLD served as investment adviser to the Portfolio and furnished continuously an investment program by determining the stocks to be included in the Domini Social Index. Additionally, prior to October 22, 1997, pursuant to a management agreement (the "Mellon Equity Management Agreement"), Mellon Equity served as investment manager and managed the assets of the Portfolio on a daily basis. Prior to October 22, 1997, the Portfolio paid Mellon Equity an investment management fee equal on an annual basis to 0.10% of the average daily net assets of the Portfolio. Prior to October 22, 1997, pursuant to a sponsorship agreement (the "KLD Sponsorship Agreement"), KLD furnished administrative services for the Portfolio. Prior to October 22, 1997, pursuant to an administrative services agreement (the "Signature Administration Agreement"),

Signature Broker-Dealer Services, Inc. served as the administrator of the Portfolio. Prior to October 22, 1997, the aggregate investment management and administration fees under the prior agreements with respect to the Portfolio were equal to 0.15% of the Portfolio's average daily net assets for its then current fiscal year.

     For the fiscal year end July 31, 1999, the Portfolio incurred approximately $1,791,617 in management fees pursuant to the Management Agreement. For the fiscal year end July 31, 1998, the Portfolio incurred approximately $701,774 in management fees pursuant to the Management Agreement, $17,385 in advisory fees pursuant to the KLD Advisory Agreement, $17,385 in aggregate administration fees pursuant to the Signature Administration Agreement and $86,354 in management fees pursuant to the Mellon Equity Management Agreement. For the fiscal year ended July 31, 1997, the Portfolio incurred $46,528 in advisory fees pursuant to the KLD Advisory Agreement, $46,528 in administration fees pursuant to the KLD Sponsorship Agreement, $156,868 in aggregate administration fees pursuant to the Signature Administration Agreement, and $182,885 in management fees pursuant to the Mellon Equity Management Agreement.

                                    SPONSOR

     Pursuant to a Sponsorship Agreement, DSIL provides the Fund with oversight, administrative and management services. DSIL provides the Fund with general office facilities and supervises the overall administration of the Fund, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of the Fund; the preparation and filing of all documents required for compliance by the Fund with applicable laws and regulations, including registration statements, prospectuses and statements of additional information, semi-annual and annual reports to shareholders, proxy statements and tax returns; preparing agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; maintaining telephone coverage to respond to shareholder inquiries; answering questions from the general public, the media and investors in the Fund regarding the securities holdings of the Portfolio, limits on investment and the Fund's proxy voting philosophy and shareholder activism philosophy; and arranging for the maintenance of books and records of the Fund. The Sponsor provides persons satisfactory to the Board of Trustees of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and Trustees of the Fund, may be directors, officers or employees of the Sponsor or its affiliates.

     Under the Sponsorship Agreement between DSIL and the Fund, DSIL's fee for administrative and sponsorship services is 0.50% of the average daily net assets of the Fund. Currently, DSIL is reducing its fee to the extent necessary to keep the aggregate annual operating expenses of the Fund (including the Fund's share of the Portfolio's expenses but excluding brokerage fees and commissions, interest, taxes and other extraordinary expenses) at no greater than 0.95% of the average daily net assets of the Fund. For the fiscal years ended July 31, 1999 and July 31, 1998, the Fund incurred $3,820,667 and $1,419,618 in sponsorship fees, respectively.

     Prior to October 22, 1997, Signature Broker-Dealer Services, Inc. served as administrator. For the fiscal year ended July 31, 1997, the Fund incurred $156,868 in administrative fees.

     The Sponsorship Agreement with the Fund provides that DSIL may render administrative services to others. The Sponsorship Agreement with the Fund also provides that neither the Sponsor nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Fund's Sponsorship Agreement.

                                  DISTRIBUTOR

     The Fund has adopted a Distribution Plan which provides that the Fund may pay the Distributor a fee not to exceed 0.25% per annum of the Fund's average daily net assets in anticipation of, or as reimbursement for, expenses incurred in connection with the sale of shares of the Fund, such as payments to broker-dealers who advise shareholders regarding the purchase, sale or retention of shares of the Fund, payments to employees of the Distributor, advertising expenses and the expenses of printing and distributing prospectuses and reports used for sales purposes, expenses of preparing and printing sales literature and other distribution-related expenses. For the fiscal years ended July 31, 1997, 1998, and 1999 the Fund accrued $153,295, $580,272, and $1,327,042 respectively, in distribution fees. For the fiscal year ended July 31, 1999, payments pursuant to the Distribution Plan were used for advertising ($310,408) printing and mailing of prospectuses to other than current shareholders ($34,943) compensation to dealers ($563,574) and communications and servicing ($418,117).

     The Distribution Plan will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Fund's Trustees and a majority of the Fund's Trustees who are not "interested persons of the Fund" and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees"). The Distributor will provide to the Trustees of the Fund a quarterly written report of amounts expended by it under the Distribution Plan and the purposes for which such expenditures were made. The Distribution Plan further provides that the selection and nomination of the Fund's Qualified Trustees shall be committed to the discretion of the disinterested Trustees of the Fund. The Distribution Plan may be terminated at any time by a vote of a majority of the Fund's Qualified Trustees or by a vote of the shareholders of the Fund. The Distribution Plan may not be materially amended without a vote of the majority of both the Fund's Trustees and the Fund's Qualified Trustees. The Distributor will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six (6) years from the date of the Distribution Plan, and for the first two (2) years the Distributor will preserve such copies in an easily accessible place.

     The Fund has entered into a Distribution Agreement with the Distributor. Under the Distribution Agreement, the Distributor acts as the agent of the Fund in connection with the offering of shares of the Fund and is obligated to use its best efforts to find purchasers for shares of the Fund. The Distributor acts as the principal underwriter of shares of the Fund and bears the compensation of personnel necessary to provide such services and all costs of travel, office expenses (including rent and overhead) and equipment. Prior to August 15, 1999, Signature Broker-Dealer Services, Inc. served as the distributor of the Fund.

              TRANSFER AGENT, CUSTODIAN AND SERVICE ORGANIZATIONS

     The Fund has entered into a Transfer Agency Agreement with First Data Investor Services Group, Inc. ("First Data"), 4400 Computer Drive, Westborough, MA 01581, pursuant to which First Data acts as the transfer agent for the Fund. The Transfer Agent maintains an account for each shareholder of the Fund, performs other transfer agency functions, and acts as dividend disbursing agent for the Fund.

     The Fund has entered into a Custodian Agreement with Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02116, pursuant to which IBT acts as custodian for the Fund. The Portfolio has entered into a Transfer Agency Agreement with IBT pursuant to which IBT acts as transfer agent for the Portfolio. The Portfolio also has entered into a Custodian Agreement with IBT pursuant to which IBT acts as custodian for the Portfolio. The Custodian's responsibilities include safeguarding and controlling the Portfolio's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Portfolio's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of the Portfolio and the daily net asset value of shares of the Fund. Securities held by the Portfolio may be deposited into certain securities depositaries. The Custodian does not determine the investment policies of the Portfolio or decide which securities the Portfolio will buy or sell. The Portfolio may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions.

     The Fund may from time to time enter into agreements with various banks, trust companies (other than Mellon Equity), broker-dealers (other than the Distributor) or other financial organizations (collectively, "Service Organizations") to provide services for the Fund, such as maintaining shareholder accounts and records. The Fund may pay fees to Service Organizations (which may vary depending upon the services provided) in amounts up to an annual rate of 0.25% of the daily net asset value of the shares of the Fund owned by shareholders with whom the Service Organization has a servicing relationship. In addition the Fund may reimburse Service Organizations for their costs r elated to servicing shareholder accounts. For the fiscal years ended July 31, 1997, 1998, and 1999 the Fund accrued $3,711, $0, and $940 respectively, in service organization fees.
                                    EXPENSES

     The Fund and the Portfolio each are responsible for all of their respective expenses, including the compensation of their respective Trustees who are not interested persons of the Fund or the Portfolio; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund or the Portfolio; fees and expenses of independent auditors, of legal counsel and of any transfer agent, custodian, registrar or dividend disbursing agent of the Fund or the Portfolio; insurance premiums; and expenses of calculating the net asset value of the Portfolio and of shares of the Fund.

     The Fund will also pay sponsorship fees payable to the Sponsor; all expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, reports, notices, proxy statements and reports to shareholders and to governmental offices and commissions; expenses of shareholder meetings; and expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes.

     The Portfolio will also pay the expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Portfolio's custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental offices and commissions; expenses of meetings of investors; and the investment management fees payable to the Manager.

                            6.  INDEPENDENT AUDITORS

     KPMG LLP, 99 High Street, Boston, MA 02110, are the independent auditors for the Fund and for the Portfolio, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

                                  7.  TAXATION

                     TAXATION OF THE FUND AND THE PORTFOLIO

     Federal Taxes: The Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. If the Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to shareholders.

     We anticipate that the Portfolio will be treated as a partnership for federal income tax purposes. As such, the Portfolio is not subject to federal income taxation. Instead, the Fund must take into account, in computing its federal income tax liability, its share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio.

     FOREIGN TAXES: Although we do not expect the Fund will pay any federal income or excise taxes, investment income received by the Fund from foreign securities may be subject to foreign income taxes withheld at the source; we do not expect to be able to pass through to shareholders foreign tax credits with respect to such foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known.

     STATE TAXES: The Fund is organized as a Massachusetts business trust. As long as it qualifies as a "regulated investment company" under the Code, the Fund will not have to pay Massachusetts income or excise taxes. The Portfolio is organized as a New York trust. The Portfolio is not subject to any income or franchise tax in the State of New York.

                            TAXATION OF SHAREHOLDERS

     Taxation of Distributions: Shareholders of the Fund normally will have to pay federal income taxes, and any state or local taxes, on the dividends and other distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are paid in cash or reinvested in additional shares.
Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares. Any Fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the divided is declared.

     DIVIDENDS-RECEIVED DEDUCTION: A portion of the Fund's ordinary income dividends (but none of the Fund's capital gains) is normally eligible for the dividends received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for a particular corporate shareholder is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments.

     "BUYING A DIVIDEND": Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

     DISPOSITION OF SHARES: In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales.

                EFFECTS OF CERTAIN INVESTMENTS AND TRANSACTIONS

     Foreign Securities: Special tax considerations apply with respect to foreign investments of the Fund. Foreign exchange gains and losses realized by the Fund will generally be treated as ordinary income and losses.

     The foregoing should not be viewed as a comprehensive discussion of the items referred to or as covering all provisions relevant to investors. Dividends and distributions may also be subject to state or local taxes. Shareholders should consult their own tax advisers for additional details on their particular tax status. Fund shareholders may be subject to state and local taxes on Fund distributions to them. Shareholders are advised to consult with their tax advisers with respect to the particular tax consequences of an investment in the Fund.

              8.  PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     Specific decisions to purchase or sell securities for the Portfolio are made by portfolio managers who are employees of the Submanager and who are appointed and supervised by its senior officers. Changes in the Portfolio's investments are reviewed by its Board of Trustees. The portfolio managers of the Portfolio may serve other clients of the Submanager in a similar capacity.

     The Portfolio's primary consideration in placing securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Submanager attempts to achieve this result by selecting broker-dealers to execute transactions on behalf of the Portfolio and other clients of the Submanager on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Submanager normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Submanager on the tender of the Portfolio's securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Portfolio by the Submanager. At present no other recapture arrangements are in effect. Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees of the Portfolio may determine, the Submanager may consider sales of shares of the Fund and of securities of other investors in the Portfolio as a factor in the selection of broker-dealers to execute the

Portfolio's securities transactions. Neither the Portfolio nor the Fund will engage in brokerage transactions with the Manager, the Submanager or the Sponsor or any of their respective affiliates or any affiliate of the Fund or the Portfolio.

     Under the Submanagement Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Submanager may cause the Portfolio to pay a broker-dealer acting on an agency basis which provides brokerage and research services to the Submanager or the Manager an amount of commission for effecting a securities transaction for the Portfolio in excess of the amount other broker-dealers would have charged for the transaction if the Submanager determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Submanager's or the Manager's overall responsibilities to the Portfolio or to its other clients.
Not all of such services are useful or of value in advising the Portfolio.

     The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement. However, because of the Portfolio's policy of investing in accordance with the Domini Social Index, the Submanager and the Manager currently intend to make only a limited use of such brokerage and research services.

     Although commissions paid on every transaction will, in the judgment of the Submanager, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Portfolio and the Submanager's or the Manager's other clients, in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement. Certain broker-dealers may be willing to furnish statistical, research and other factual information or services to the Submanager or the Manager for no consideration other than brokerage or underwriting commissions.

     The Submanager and the Manager attempt to evaluate the quality of research provided by brokers. The Submanager and the Manager sometimes use evaluations resulting from this effort as a consideration in the selection of brokers to execute portfolio transactions. However, neither the Submanager nor the Manager is able to quantify the amount of commissions which are paid as a result of such research because a substantial number of transactions are effected through brokers which provide research but which are selected principally because of their execution capabilities.

     The fees that the Portfolio pays to the Submanager and the Manager will not be reduced as a consequence of the Portfolio's receipt of brokerage and research services. To the extent the Portfolio's securities transactions are used to obtain brokerage and research services, the brokerage commissions paid by the Portfolio will exceed those that might otherwise be paid for such portfolio transactions and research, by an amount which cannot be presently determined. Such services may be useful and of value to the Submanager or the Manager in serving both the Portfolio and other clients and, conversely, such services obtained by the placement of brokerage business of other clients may be useful to the Submanager or the Manager in carrying out its obligations to the Portfolio. While such services are not expected to reduce the expenses of the Submanager or the Manager, the Submanager or the Manager would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff. For the fiscal years ended July 31, 1997, 1998 and 1999, the Portfolio paid brokerage commissions of $101,639, $175,344, and $327,338 respectively.

     In certain instances there may be securities which are suitable for the Portfolio as well as for one or more of the Submanager's or the Manager's other clients. Investment decisions for the Portfolio and for the Submanager's or the Manager's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. However, it is believed that the ability of the Portfolio to participate in volume transactions will produce better executions for the Portfolio.

            9.  DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

     The Fund's Declaration of Trust permits the Fund's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. Each share represents an equal proportionate interest in the Fund with each other share. Upon liquidation or dissolution of the Fund, the Fund's shareholders are entitled to share pro rata in the Fund's net assets available for distribution to its shareholders.

     The Fund reserves the right to create and issue a number of series of shares, in which case the shares of each series would participate equally in the earnings, dividends and assets of the particular series (except for any differences among classes of shares of a series). Shares of each series would be entitled to vote separately to approve advisory agreements or changes in investment policy, but shares of all series may vote together in the election or selection of Trustees, principal underwriters and accountants for the Fund.
Upon liquidation or dissolution of the Fund, the shareholders of each series would be entitled to share pro rata in the net assets of their respective series available for distribution to shareholders. Currently, the Fund has only one series of shares, all of which are of the same class. The Fund may establish additional classes of any series of shares. For example, the Fund may offer another class of shares that has lower annual distribution fees or shareholder servicing fees. Prior to offering another class of shares, the Fund would either issue a new prospectus and statement of additional information or amend the current Prospectus and the Statement of Additional Information to reflect such issuance.

     Shareholders are entitled to one vote for each share held. Shareholders in the Fund do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Fund may elect all of the Trustees of the Fund if they choose to do so and in such event the other shareholders in the Fund would not be able to elect any Trustee. The Fund is not required to hold annual meetings of shareholders but the Fund will hold special meetings of shareholders when in the judgment of the Fund's Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have under certain circumstances the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have under certain circumstances the right to remove one or more Trustees without a meeting. No material amendment may be made to the Fund's Declaration of Trust without the affirmative vote of the holders of a majority of its outstanding shares. Shares have no preference, preemptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. The Fund may enter into a merger or consolidation, or sell all or substantially all of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Trustees of the Fund recommend such sale of assets, the approval by vote of the holders of a majority of the Fund's outstanding shares will be sufficient. The Fund may also be terminated upon liquidation and distribution of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares. If not so terminated, the Fund will continue indefinitely.

     The Fund is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides for indemnification and reimbursement of expenses out of Fund property for any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Fund itself was unable to meet its obligations.

     The Declaration of Trust further provides that obligations of the Fund are not binding upon the Trustees individually but only upon the property of the Fund and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

     The Portfolio, in which all of the investable assets of the Fund are invested, is organized as a trust under the laws of the State of New York. The Portfolio's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (i.e., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Fund's Trustees believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio.

     Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each Fund Business Day. At the close of each such business day, the value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio effective for that day. Any additions or withdrawals, which are to be effected as of the close of business on that day, will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be re-computed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of the close of business on the following Fund Business Day.

                           10.  FINANCIAL STATEMENTS

     The audited financial statements of the Fund and the Portfolio (Statement of Assets and Liabilities at July 31, 1999, Statement of Operations for the year ended July 31, 1999, Statement of Changes in Net Assets for each of the years in the two-year period ended July 31, 1999, Financial Highlights for each of the years in the five-year period ended July 31, 1999, Notes to Financial Statements and Independent Auditors' Report), each of which is included in the Annual Report to Shareholders of the Fund which has been filed with the Securities and Exchange Commission pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder, are hereby incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the reports of KPMG LLP, independent auditors, on behalf of the Fund and the Portfolio.


Domini Social InvestmentsSM, Domini Social Equity FundSM, Domini Money Market AccountSM, The Responsible Index FundSM and domini.comSM are service marks of Domini Social Investments LLC.

                                    PART C

Item 23.  Exhibits

*     a(1)  Amended and Restated Declaration of Trust of the Registrant.
**    a(2)  Certificate and Amendment No. 2 to Declaration of Trust of the Registrant.
**    b     By-Laws of the Registrant, as amended October 6, 1997.
***   e     Distribution Agreement between the Registrant and DSIL Investment Services
            LLC, as distributor.
****  g     Custodian Agreement between the Registrant and Investors Bank & Trust
            Company, as custodian.
      h(1)  Transfer Agency Agreement between the Registrant and First Data Investor
            Services Group, Inc. ("First Data").
**    h(2)  Sponsorship Agreement between the Registrant and DSIL, as sponsor.
      h(3)  Form of Expense Limitation Agreement.
***   i     Opinion and consent of counsel.
      j     Consent of independent accountants.
***   m     Distribution Plan of the Registrant.
***   q     Powers of Attorney.
and ****

________________________

* Incorporated by reference from Post-Effective Amendment No. 7 to the Registrant's Registration Statement as filed with the SEC on November 22, 1995.
** Incorporated by reference from Post-Effective Amendment No. 11 to the Registrant's Registration Statement as filed with the SEC on November 25, 1997.
*** Incorporated by reference from Post-Effective Amendment No. 13 to the Registrant's Registration Statement as filed with the SEC on September 29, 1999.
*** Incorporated by reference from Post-Effective Amendment No. 14 to the Registrant's Registration Statement as filed with the SEC on November 23, 1999.

Item 24.  Persons Controlled by or under Common Control with Registrant

           Not applicable.

Item 25.  Indemnification

      Reference is hereby made to (a) Article V of the Registrant's Declaration of Trust, filed as an exhibit to Post-Effective Amendment No. 7 to the Registrant's Registration Statement; and (b) Section 4 of the Distribution Agreement by and between the Registrant and DSIL Investment Services LLC, filed as an exhibit to Post-Effective Amendment No. 13 to the Registrant's Registration Statement.

      The Trustees and officers of the Registrant and the personnel of the Registrant's administrator and distributor are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended (the "1940 Act").


Item 26.  Business and Other Connections of Investment Adviser

           Domini Social Investments LLC ("DSIL") is a Massachusetts limited liability company with offices at 11 West 25th Street, 7th Floor, New York, New York 10010, and is registered as an investment adviser under the Investment Advisers Act of 1940. The owners of DSIL are James Earl Brooks, Amy Lee Domini,
Peter D. Kinder, Steven D. Lydenberg, Sigward Moser and David P. Wieder.

                                 Principal                         Employment during the
     Name                     Business Address                      Past Two Fiscal Years
James E. Brooks            Four Arlington Street           President, Equity Resources Group, Inc. (real estate
                           Cambridge, MA 02140             investment)

Amy L. Domini              230 Congress Street             CEO, Secretary and Treasurer, Kinder, Lydenberg, Domini &
                           Cambridge, MA 02110             Co., Inc. ("KLD") (investment adviser); Trustee, Loring,
                                                           Wolcott & Coolidge (fiduciary)

Peter D. Kinder            11 West 25th Street             President, KLD
                           New York, NY 10010

Steven D. Lydenberg        11 West 25th Street             Director of Research, KLD
                           New York, NY 10010

Sigward Moser              11 West 25th Street             President and Director, Communication House International,
                           New York, NY 10010              Inc. (advertising agency)

David P. Wieder            11 West 25th Street             President, Director, Equity Owner and Chairman, Fundamental
                           New York, NY 10010              Shareholder Services, Inc.; Secretary, Fundamental Portfolio
                                                           Advisors (investment adviser); Registered Representative,
                                                           Fundamental Service Corp. (broker-dealer)

Item 27.  Principal Underwriters

       (a) DSIL Investment Services LLC is the distributor for the Registrant. DSIL Investment Services LLC serves as the distributor or placement agent for the following other registered investment companies:
           Domini Institutional Social Equity Fund and Domini Social Index Portfolio.
       (b) The information required by this Item 27 with respect to each director or officer of DSIL Investment Services LLC is incorporated herein by reference from Schedule A of Form BD (File No. 008-44763) as filed by DSIL Investment Services LLC pursuant to the Securities Exchange Act of 1934.

       (c)  Not applicable.

Item 28.  Location of Accounts and Records

       The accounts and records of the Registrant are located, in whole or in part, at the offices of the Registrant and at the following locations:

Name:                                 Address:

Domini Social Investments LLC     11 W. 25th Street (administrator)
                                  New York, NY 10010

DSIL Investment Services LLC      11 W. 25th Street (distributor)

                                       -2

                                  New York, NY 10010

Investors Bank & Trust Company    200 Clarendon Street (custodian)
                                  Boston, MA 02116

First Data                        4400 Computer Drive (transfer agent)
                                  Westborough, MA 01581

Item 29.  Management Services

       Not applicable.

Item 30.  Undertakings

       Not applicable.

                                       -3

                                  SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all requirements for effectiveness of this Post-Effective Amendment to this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 29th day of November, 1999.

                                     DOMINI SOCIAL EQUITY FUND
                                     By:
                                     Amy L. Domini
                                     --------------------------
                                     Amy L. Domini
                                     President

       Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on November 29, 1999.

               Signature                              Title
Amy L. Domini                        President (Principal Executive Officer) and
--------------------------           Trustee of Domini Social Equity Fund
Amy L. Domini

Carole M. Laible                     Treasurer (Principal Accounting and
--------------------------           Financial Officer) of Domini Social Equity Fund
Carole M. Laible

Julia Elizabeth Harris*              Trustee of Domini Social Equity Fund
--------------------------
Julia Elizabeth Harris

Kirsten S. Moy*                      Trustee of Domini Social Equity Fund
--------------------------
Kirsten S. Moy

William C. Osborn*                   Trustee of Domini Social Equity Fund
--------------------------
William C. Osborn

Karen Paul*                          Trustee of Domini Social Equity Fund
--------------------------
Karen Paul

Gregory A. Ratliff*                  Trustee of Domini Social Equity Fund
--------------------------
Gregory A. Ratliff

Timothy H. Smith*                       Trustee of Domini Social Equity Fund
----------------------------
Timothy H. Smith

Frederick C. Williamson, Sr.*           Trustee of Domini Social Equity Fund
----------------------------
Frederick C. Williamson, Sr.

*By:
Amy L. Domini
-------------------------------
Amy L. Domini
Executed by Amy L. Domini on
behalf of those indicated
pursuant to Powers of Attorney.

                                  SIGNATURES

       Domini Social Index Portfolio has duly caused this Post-Effective Amendment to the Registration Statement on Form N-1A (File No. 33-29180) of Domini Social Equity Fund to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 29th day of November, 1999.

                                      DOMINI SOCIAL INDEX PORTFOLIO
                                      By:
                                      Amy L. Domini
                                      -----------------------
                                      Amy L. Domini
                                      President of Domini Social Index Portfolio

       This Post-Effective Amendment to the Registration Statement on Form N-1A of Domini Social Equity Fund has been signed below by the following persons in the capacities indicated below on November 29, 1999.

               Signature                               Title
Amy L. Domini                         President (Principal Executive Officer) and Trustee
---------------------------------     of Domini Social Index Portfolio
Amy L. Domini

Carole M. Laible                      Treasurer (Principal Accounting and Financial
---------------------------------     Officer) of Domini Social Index Portfolio
Carole M. Laible

Julia Elizabeth Harris*               Trustee of Domini Social Index Portfolio
---------------------------------
Julia Elizabeth Harris

Kirsten S. Moy*                       Trustee of Domini Social Index Portfolio
---------------------------------
Kirsten S. Moy

William C. Osborn*                    Trustee of Domini Social Index Portfolio
---------------------------------
William C. Osborn

Karen Paul*                           Trustee of Domini Social Index Portfolio
---------------------------------
Karen Paul

Gregory A. Ratliff*                   Trustee of Domini Social Index Portfolio
---------------------------------
Gregory A. Ratliff

Timothy H. Smith*                     Trustee of Domini Social Index Portfolio
---------------------------------
Timothy H. Smith

Frederick C. Williamson, Sr.*           Trustee of Domini Social Index Portfolio
---------------------------------
Frederick C. Williamson, Sr.

*By:
Amy L. Domini
---------------------------------
Amy L. Domini
Executed by Amy L. Domini on behalf of
those indicated pursuant to Powers of
Attorney.

                               INDEX TO EXHIBITS


EXHIBIT NO.    DESCRIPTION OF EXHIBIT

  h(1) Transfer Agency Agreement between the Registrant and First Data Investor Services Group, Inc.

  h(3)         Form of Expense Limitation Agreement.

  j            Consent of independent accountants.